Prospectus
January 28, 2025

as amended April 18, 2025

LEUTHOLD FUNDS

Leuthold Core Investment Fund Retail Class Shares LCORX Institutional Class Shares LCRIX Leuthold Global Fund Retail Class Shares GLBLX Institutional Class Shares GLBIX	Leuthold Grizzly Short Fund GRZZX
Leuthold Core ETF LCR Listed on NYSE Arca, Inc.
Leuthold Select Industries ETF LST Listed on NYSE Arca, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SUMMARY INFORMATION
Leuthold Core Investment Fund
Investment Objective
Leuthold Core Investment Fund seeks capital appreciation and income (or “total return”).

Fund Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Retail (LCORX)	Institutional (LCRIX)
Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 5 business days of purchase)	2%	2%
Exchange Fee (as a percentage of amount exchanged within 5 business days of purchase)	2%	2%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Other Expenses[1]	0.49%	0.40%
Shareholder Servicing Plan Fee	0.09%	None
Dividends on Securities Sold Short	0.17%	0.17%
All Remaining Other Expenses	0.23%	0.23%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	1.43%	1.34%

__________________

1 Other Expenses have been restated to reflect current expenses of the Fund. The Fund is the accounting successor as a result of a reorganization in which the Fund acquired all of the assets and liabilities of the Leuthold Core Investment Fund, a former series of Leuthold Funds, Inc. (the “Core Predecessor Fund”).

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail (LCORX)	$146	$452	$782	$1,713
Institutional (LCRIX)	$136	$425	$734	$1,613

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Core Predecessor Fund’s portfolio turnover rate was 39.54% of the average value of its portfolio. The portfolio turnover rate is calculated without regard to short positions intended to be held for less than a year and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

Principal Investment Strategies of the Fund
The Fund is a “flexible” fund, meaning that it allocates its investments among:
➣    Common stocks and other equity securities (including common stocks, preferred stocks, convertible preferred stocks, warrants, options, and American Depositary Receipts, and short sales of equity securities);
➣    Bonds and other debt securities (including U.S. and some developed and emerging foreign government-related securities (including those issued by sovereign and local governments and their sponsored entities), U.S. and some foreign corporate securities, and securitized debts, both above and below investment grade, speculative investments also known as “junk bonds”);
➣    Real estate investment trusts;
➣    Commodities (including both physical commodities and commodity-based exchange-traded funds); and
➣    Money market instruments;
in proportions which reflect the judgment of Leuthold Weeden Capital Management (referred to as the Adviser) of the potential returns and risks of each asset class. The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence, and technical stock market measures. The Adviser analyzes the factors listed as a whole and does not rely on any one factor to make allocation decisions. The Adviser's Major Trend Index is designed to recognize the stock market’s overall underlying health in terms of its longer-term path. This analysis of the investment environment guides the Adviser's decision about how much risk is prudent to take within the Fund’s equity allocation.
The Fund expects that normally:
➣    30% to 70% of its net assets will be invested in common stocks and other equity securities;
➣    30% to 70% of its net assets will be invested in bonds and other debt securities (other than money market instruments), except during prolonged periods of low interest rates; and
➣    up to 20% of its assets will be invested in money market instruments.
The Fund’s investments in common stocks and other equity securities may consist of:
➣ Large, mid, or small capitalization common stocks;
➣ Growth stocks, value stocks, or cyclical stocks;
➣ Aggressive stocks or defensive stocks;
➣ Stocks in any industry or sector;
➣ Equity mutual funds and exchange-traded funds;
➣ Stocks in emerging and less developed markets;
➣ Common stocks of foreign issuers; and
➣ Options.

In investing in equity securities and debt securities, the Fund uses a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (Select Industries Strategy).
Pursuant to the Select Industries Strategy, the Adviser believes that as shifts among industry groups in the equity market have become more dramatic, group selection has become as important as individual stock selection in determining investment performance. The Adviser considers a group to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. The Adviser currently monitors about 120 groups. The major types of sectors the Adviser monitors as part of the Select Industries Strategy are specific groups within each industry sector comprised of narrower themes, such as “Airlines,” “Health Care Facilities” and “Semiconductors.”

In implementing the Select Industries Strategy, the Adviser uses a proprietary model that evaluates sectors, groups and individual securities using a number of factors. Factors evaluated under the model include:

➣    Technical: measures of equity performance that differentiate groups that have outperformed versus underperformed
➣    Relative Value: finding undervalued industries and groups relative to their fundamentals, such as earnings, sales, cash flow book value
➣    Growth: industry groups with the ability to persistently grow earnings and revenues
➣    Profitability: industries that generate a high degree of consistent profitability
➣    Very Long Momentum: identify through securities’ price action industries that are overbought or oversold
➣    Capital Discipline: companies that have favorable debt to equity ratios
The Adviser constructs the Select Industries Strategy portfolio by first evaluating industry sectors and industry groups to help determine attractive segments of the market, evaluating factors related to each sector and group. Each factor is assigned a potential weight determined by the Adviser based on its experience with equity group analysis. Industries that exhibit particularly strong leadership and/or appear poised to gain momentum in the existing market environment are chosen for possible inclusion in the portfolio.

Following the selection of attractive groups, individual securities are chosen by the Adviser using the Adviser's selection model. Securities scoring in the upper tiers by the selection model are typically considered for investment. Equity portfolio weightings are determined in part by market capitalization, stock score, and trading volume.
The Adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such adjustments may often result in high portfolio turnover.
The Fund may invest in U.S. and some foreign (developed and emerging) government-related securities, including those issued by sovereign and local governments and their sponsored entities, U.S. and some foreign corporate securities, and securitized debts. The Fund may invest in both above and below investment grade securities or mutual funds and exchange-traded funds that invest in these securities.
The Fund may engage in short sales of index-related and other equity securities to reduce its equity exposure or to profit from an anticipated decline in the price of the security sold short.
The Fund’s investments are allocated among common stocks, corporate bonds, government bonds, real estate investment trusts, commodities (including both physical commodities and commodity-based exchange-traded funds), and cash equivalents. Portfolio weightings in these asset classes are driven by models that (1) determine the relative appeal of each asset class in relation to the others, and (2) the return potential of each asset class on an absolute, or stand-alone, basis.

Principal Risks of Investing in the Fund
Investors in the Fund may lose money. The principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to affect adversely the Fund’s performance, are summarized below.
➣    Market Risk: The prices of the securities in which the Fund invests may decline in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Policy and legislative changes in foreign countries and other events affecting global markets, such as the recent armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East, may contribute to decreased liquidity and increased volatility in the financial markets. Similarly, the impact of any epidemic, pandemic or natural disaster, such as COVID-19, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price and liquidity changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. These effects could negatively impact the Fund’s performance.
➣    Equity Risk: The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
➣    Interest Rate Risk: Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. The Fund may take steps to attempt to reduce the exposure of its portfolio to interest rate changes; however, there can be no guarantee that the Fund will take such actions or that the Fund will be successful in reducing the impact of interest rate changes on the portfolio. In the past, governmental financial regulators, including the U.S. Federal Reserve, took steps to maintain historically low interest rates. Recently, government regulators have increased interest rates to combat the rise in inflation and are now considering lowering them again as inflation appears to have subsided and unemployment rates have increased. These changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
➣    Credit Risk: The issuers of the bonds and other debt securities held by the Fund or by the mutual funds in which the Fund invests may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.
➣    Growth Investing Risk: Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
➣    Value Investing Risk: The value approach to investing involves the risk that stocks of undervalued companies may remain undervalued. The Fund may suffer losses if stocks the Adviser identifies as undervalued and/or temporarily out of favor in the market were improperly identified by the Adviser as undervalued or out of favor, or if those stocks remain undervalued for an extended period of time.
➣    Real Estate and REITs Risk: REITs are companies that invest in real estate or interests therein. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to possible declines in the value of and demand for real estate, which may cause the value of the Fund to decline. Share prices of REITs may decline because of adverse developments affecting the residential and commercial real estate industry, residential and commercial property values, including supply and demand for residential and commercial properties, the credit performance of residential and commercial mortgages, the economic health of the country or of different regions, and interest rates. In particular, the commercial real estate segment of the real estate market has been under pressure in recent years due to various factors, including the COVID pandemic, rising interest rates and the trend of more employees working from home. There is no way to predict how long this trend will continue, and investments tied to commercial real estate, as well as residential real estate, could see significant declines moving forward.
➣    Smaller and Medium Capitalization Companies Risk: The securities of smaller and medium capitalization companies are generally riskier than larger capitalization companies since they don’t have the financial resources or the well established businesses of the larger companies.The Fund considers smaller and medium capitalization companies to be those with market capitalization values within the combined range represented in the S&P SmallCap 600® and the S&P MidCap 400® Index. As of July 31, 2024, the combined market capitalization range of the these two indexes was between approximately $150 million and $ 20.8 billion. Generally, the share prices of stocks of smaller capitalization companies are more volatile than those of larger capitalization companies. The returns of stocks of smaller capitalization companies may vary, sometimes significantly, from the returns of the overall market. Smaller capitalization companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of smaller capitalization companies may be thinly traded, and purchases and sales may result in higher transaction costs. The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.
➣    Large Capitalization Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.
➣    Sector Risk: The Fund’s investing approach may dictate an emphasis on certain sectors, industries, or sub- sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of Fund shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
➣    Foreign and Emerging Markets Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the recent armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East, may contribute to decreased liquidity and increased volatility in the financial markets. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy. The risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.

➣    Currency Exchange Rate Risk: Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s Underlying Investments with underlying foreign shares and the value of your Shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests through Underlying Investments depreciates against the U.S. dollar. This is true even if the local currency value of securities held by the Fund goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.
➣    Depositary Receipts Risk: Depositary Receipts are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the social, political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk.
➣    Short Sales Risk: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its securities sold short increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open securities sold short. These expenses may negatively impact the performance of the Fund. Securities sold short introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Since a security’s price in theory has no maximum, there is also no maximum potential loss to the Fund for short sales and thus a potential risk of losing the entire value of the Fund's investment.
➣    Asset Allocation Risk: The Fund’s performance will also be affected by the Adviser’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests. For example, the Fund’s relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline. Finally, since the Fund intends to assume only prudent investment risk, there will be periods in which the Fund underperforms mutual funds that are willing to assume greater risk.
➣    Quantitative Investment Approach and Model Risk: The Fund utilizes a quantitative investment approach and proprietary models designed to assist the Adviser’s judgment about the attractiveness, value, and potential appreciation or depreciation of a particular security or instrument in which the Fund invests. While the Adviser continuously reviews and refines, if necessary, its investment approach and proprietary models, there is a risk that the quantitative investment approach and proprietary models may be inaccurate or depend on a poorly defined data collection, analysis, or assumptions, and there may be market conditions where the quantitative investment approach and proprietary models perform poorly.
➣    Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
➣    Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss.
➣    Managed Futures Strategy/Commodities Risk: Investments in managed futures programs may be subject to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments. The demand and supply of these commodities may also fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producers and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity investments may use derivatives, such as futures, options, and swaps, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).
➣    Mortgage- and Asset-Backed Securities Risk: Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The rate of defaults and losses on mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower. The Fund’s investments in mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn or rising interest rates. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
➣    Tax Law Change Risk: All statements contained in this Prospectus regarding the U.S. federal income tax consequences of an investment in the Fund are based on current law, which is subject to change at any time, potentially with retroactive effect. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Code (some of which are set to expire in the next few years). More recently, the Inflation Reduction Act of 2022 will add a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. The excise tax on repurchases of stock may cause some corporations in which the Fund invests to reduce liquidity opportunities for its investors, which could potentially reduce the value of your investment in the Fund. Such legislation, as well as possible future U.S. tax legislation and administrative guidance, could materially affect the tax consequences of your investment in the Fund and the Fund’s investments or holding structures.
As a result, the Fund is a suitable investment only for those investors who have medium to long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund. The Adviser does not intend the Fund to be a fixed, balanced investment program. Rather, the Fund is intended to be a flexible core investment suitable for long-term investors. Long- term investors may wish to supplement an investment in the Fund with other investments to satisfy their short- term financial needs and to diversify their exposure to various markets and asset classes.

Performance Information
As of the date of this Prospectus, the Fund does not have a full calendar year of performance as a mutual fund. Prior performance shown below is for the Core Predecessor Fund which commenced operations on November 20, 1995. The Fund has adopted the performance of the Core Predecessor Fund as a result of a reorganization in which the Fund acquired all the assets and liabilities of the Core Predecessor Fund (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” Fund with no assets and had not commenced operations. The Fund’s portfolio management team served as the portfolio management team of the Core Predecessor Fund and has been the Fund’s portfolio management team since inception.
The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare with those of an index that reflects a broad measure of market performance, as well as additional benchmarks that reflect the performance of investments similar to those of the Fund. For additional information on the indices, please see “Index Descriptions” in the Prospectus. The bar chart shows the performance of the Fund’s Retail Class Shares, and performance of the Fund’s Institutional Class Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future. Updated performance information is available on the Fund’s website, https://funds.leutholdgroup.com/funds/48-leuthold-core-investment-fund.

Leuthold Core Investment Fund
Total Return of the Retail Class Shares
(per calendar year)

During the ten-year period shown on the bar chart, the Fund’s highest total return for a quarter was 10.42% (quarter ended June 30, 2020) and the lowest total return for a quarter was -10.97% (quarter ended March 31, 2020).

Average Annual Total Returns
(for the periods ended December 31, 2024)

	Past Year	Past Five Years	Past Ten Years
Leuthold Core Investment Fund (Retail – LCORX)
Return Before Taxes	7.68%	7.29%	5.95%
Return After Taxes on Distributions	5.98%	6.06%	4.87%
Return After Taxes on Distributions and Sale of Fund Shares	5.62%	5.61%	4.59%
Leuthold Core Investment Fund (Institutional – LCRIX)
Return Before Taxes	7.78%	7.38%	6.05%
S&P 500® Index	25.02%	14.53%	13.10%
Bloomberg Global Aggregate Index	-1.69%	-1.96%	0.15%
50% S&P 500/Bloomberg Global Aggregate Index	11.03%	6.27%	6.69%
Morningstar Tactical Allocation Category Average	10.20%	5.20%	4.60%

We use the Morningstar Tactical Allocation Category Average and Bloomberg Global Aggregate Index as additional benchmarks because those benchmarks compare the Fund’s performance with the returns of peer groups reflecting the performance of investments similar to those of the Fund.
The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Retail Class Shares only and after-tax returns for Institutional Class Shares will vary.

Investment Adviser
The Leuthold Group, LLC (d/b/a Leuthold Weeden Capital Management) is the investment adviser to the Fund.

Portfolio Managers
Douglas R. Ramsey, CFA, Chun Wang, CFA, Greg M. Swenson, CFA, and Scott D. Opsal, CFA, are the portfolio managers of the Fund. Mr. Ramsey, who began managing the Core Predecessor Fund in 2011, is the chief investment officer and a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2005. Mr. Wang, who began managing the Core Predecessor Fund in 2012, is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2009. Mr. Swenson, who began managing the Core Predecessor Fund in 2015, is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006. Mr. Opsal, who began managing the Core Predecessor Fund in 2021, is a portfolio manager of the Adviser and has been Director of Research and Equities for The Leuthold Group since 2016. Each portfolio manager has been managing the Fund since it commenced operations in December 2024.
For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries, please turn to “Important Additional Fund Information” on page 41 of this Prospectus.

Leuthold Global Fund
Investment Objective
Leuthold Global Fund seeks capital appreciation and income (or “total return”).

Fund Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Retail (GLBLX)	Institutional (GLBIX)
Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 5 business days of purchase)	2%	2%
Exchange Fee (as a percentage of amount exchanged within 5 business days of purchase)	2%	2%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	None
Other Expenses[1]	1.15%	1.15%
Dividends on Securities Sold Short	0.25%	0.25%
All Remaining Other Expenses	0.90%	0.90%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	2.33%	2.08%
Less Fee Waiver/Reimbursement[2]	-0.01%	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement	2.32%	2.07%

1 Other Expenses have been restated to reflect current expenses of the Fund. The Fund is the accounting successor as a result of a reorganization in which the Fund acquired all of the assets and liabilities of the Leuthold Global Fund, a former series of Leuthold Funds, Inc. (the “Global Predecessor Fund”).
2 Leuthold has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the total annual fund operating expenses to 1.85% of average daily net assets of the Fund. Fees waived and expenses paid by Leuthold may be recouped by Leuthold for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement cannot be terminated through at least through at least two years from the date of the Reorganization. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Board of Trustees (the “Board”) or Leuthold.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail (GLBLX)	$235	$726	$1,244	$2,665
Institutional (GLBIX)	$210	$651	$1,118	$2,410
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Global Predecessor Fund’s portfolio turnover rate was 55.57% of the average value of its portfolio. The portfolio turnover rate is calculated without regard to short positions intended to be held for less than a year and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

Principal Investment Strategies of the Fund
Leuthold Global Fund is a “flexible” fund, meaning that it allocates its investments in global developed and emerging markets among the following asset classes, in proportions which reflect the judgment of Leuthold Weeden Capital Management (referred to as the Adviser) of the potential returns and risks of each asset class:
➣ Common stocks and other equity securities (including common stocks, preferred stocks, convertible preferred stocks, warrants, options, and American Depositary Receipts, and short sales of equity securities);
➣ Bonds and other debt securities (including global developed and emerging government-related securities (including those issued by sovereign and local governments and their sponsored entities), global corporate securities, and securitized debts both above and below investment grade); and
➣ Money market instruments from around the world.
The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence, and technical stock market measures. Normally, the Fund will invest at least 40% of its assets in securities from international (non-U.S.) markets in at least three different countries, unless market conditions are not deemed favorable by the Adviser, in which case the Fund may invest less than 40% of its assets in securities from international markets (non-U.S.) (but in any event not less than 30%). While at least 40% of the Fund’s assets will be invested in securities from international markets (non-U.S.), the Fund’s investments will be allocated among the following categories, with portions of each being made up of domestic and international securities:
➣ 30% to 70% of its net assets will be invested in common stocks and other equity securities;
➣ 30% to 70% of its net assets will be invested in bonds and other debt securities (other than money market instruments), except during prolonged periods of low interest rates; and
➣ up to 20% of its assets will be invested in money market instruments.

The Fund’s investments in common stocks and other equity securities may consist of the following from around the world:
➣ Large, mid, or small capitalization common stocks;
➣ Growth stocks, value stocks, or cyclical stocks;

➣ Aggressive stocks or defensive stocks;
➣ Stocks in any industry or sector;
➣ Equity mutual funds and exchange-traded funds; and
➣ Options.
In investing in equity securities and debt securities, the Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (Global Group Strategy). The Fund will invest in domestic and foreign companies of all sizes and industries as well as in “growth” stocks and “value” stocks.

The Adviser currently monitors about 90 global groups. The Adviser considers a group to be a collection of stocks whose investment performance tend to be similarly influenced by a variety of factors. The major types of groups the Adviser monitors are specific groups within each industry sector comprised of narrower themes, such as “Airlines,” “Health Care Facilities” and “Semiconductors”.
The Adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such adjustments may often result in high portfolio turnover.
The Fund may invest in global (developed and emerging) government related securities, including those issued by sovereign and local governments and their sponsored entities, global corporate securities, and securitized debts. The Fund may invest in both above and below investment grade securities or mutual funds and exchange-traded funds that invest in these securities.
The Fund may engage in short sales of index-related and other equity securities to reduce its equity exposure or to profit from an anticipated decline in the price of the security sold short.
Principal Risks of Investing in the Fund
Investors in the Fund may lose money. The principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to affect adversely the Fund’s performance, are summarized below.
➣    Market Risk: The prices of the securities in which the Fund invests may decline in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Policy and legislative changes in foreign countries and other events affecting global markets, such as the recent armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East, may contribute to decreased liquidity and increased volatility in the financial markets. Similarly, the impact of any epidemic, pandemic or natural disaster, such as COVID-19, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price and liquidity changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. These effects could negatively impact the Fund’s performance.
➣    Equity Risk: The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
➣    Interest Rate Risk: Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. The Fund may take steps to attempt to reduce the exposure of its portfolio to interest rate changes; however, there can be no guarantee that the Fund will take such actions or that the Fund will be successful in reducing the impact of interest rate changes on the portfolio. In the past, governmental financial regulators, including the U.S. Federal Reserve, took steps to maintain historically low interest rates. Recently, government regulators have increased interest rates to combat the rise in inflation and are now considering lowering them again as inflation appears to have subsided and unemployment rates have increased. These changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets..
➣    Credit Risk: The issuers of the bonds and other debt securities held by the Fund or by the mutual funds in which the Fund invests may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.
➣    Foreign and Emerging Markets Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the recent armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East, may contribute to decreased liquidity and increased volatility in the financial markets. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy. The risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.
➣ Currency Exchange Rate Risk: Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s Underlying Investments with underlying foreign shares and the value of your Shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests through Underlying Investments depreciates against the U.S. dollar. This is true even if the local currency value of securities held by the Fund goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.
➣    Depositary Receipts Risk: Depositary Receipts are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the social, political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk.

➣    Short Sales Risk: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its securities sold short increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open securities sold short. These expenses may negatively impact the performance of the Fund. Securities sold short introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Since a security’s price in theory has no maximum, there is also no maximum potential loss to the Fund for short sales and thus a potential risk of losing the entire value of the Fund's investment.
➣    High Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) The Fund’s portfolio turnover rate is calculated without regard to short positions intended to be held for less than a year and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher. High portfolio turnover will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by the Fund’s shareholders of increased taxes on realized gains. Distributions to the Fund’s shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.
➣    Asset Allocation Risk: The Fund’s performance will also be affected by the Adviser’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests. For example, the Fund’s relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline. Finally, since the Fund intends to assume only prudent investment risk, there will be periods in which the Fund underperforms mutual funds that are willing to assume greater risk.
➣    Smaller and Medium Capitalization Companies Risk: The securities of smaller and medium capitalization companies are generally riskier than larger capitalization companies since they don’t have the financial resources or the well established businesses of the larger companies.The Fund considers smaller and medium capitalization companies to be those with market capitalization values within the combined range represented in the S&P SmallCap 600® and the S&P MidCap 400® Index. As of July 31, 2024, the combined market capitalization range of the these two indexes was between approximately $150 million and $ 20.8 billion. Generally, the share prices of stocks of smaller capitalization companies are more volatile than those of larger capitalization companies. The returns of stocks of smaller capitalization companies may vary, sometimes significantly, from the returns of the overall market. Smaller capitalization companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of smaller capitalization companies may be thinly traded, and purchases and sales may result in higher transaction costs. The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.
➣    Large Capitalization Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.
➣    Growth Investing Risk: Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
➣    Value Investing Risk: The value approach to investing involves the risk that stocks of undervalued companies may remain undervalued. The Fund may suffer losses if stocks the Adviser identifies as undervalued and/or temporarily out of favor in the market were improperly identified by the Adviser as undervalued or out of favor, or if those stocks remain undervalued for an extended period of time.
➣    Sector Risk: The Fund’s investing approach may dictate an emphasis on certain sectors, industries, or sub- sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of Fund shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
➣    Quantitative Investment Approach and Model Risk: The Fund utilizes a quantitative investment approach and proprietary models designed to assist the Adviser’s judgment about the attractiveness, value, and potential appreciation or depreciation of a particular security or instrument in which the Fund invests. While the Adviser continuously reviews and refines, if necessary, its investment approach and proprietary models, there is a risk that the quantitative investment approach and proprietary models may be inaccurate or depend on a poorly defined data collection, analysis, or assumptions, and there may be market conditions where the quantitative investment approach and proprietary models perform poorly.
➣    Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
➣    Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss.
➣    Tax Law Change Risk: All statements contained in this Prospectus regarding the U.S. federal income tax consequences of an investment in the Fund are based on current law, which is subject to change at any time, potentially with retroactive effect. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Code (some of which are set to expire in the next few years). More recently, the Inflation Reduction Act of 2022 will add a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. The excise tax on repurchases of stock may cause some corporations in which the Fund invests to reduce liquidity opportunities for its investors, which could potentially reduce the value of your investment in the Fund. Such legislation, as well as possible future U.S. tax legislation and administrative guidance, could materially affect the tax consequences of your investment in the Fund and the Fund’s investments or holding structures.

As a result, the Fund is a suitable investment only for those investors who have medium to long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund. The Adviser does not intend the Fund to be a fixed, balanced investment program. Rather, the Fund is intended to be a flexible core investment suitable for long-term investors. Long- term investors may wish to supplement an investment in the Fund with other investments to satisfy their short- term financial needs and to diversify their exposure to various markets and asset classes.

Performance Information
As of the date of this Prospectus, the Fund does not have a full calendar year of performance as a mutual fund. Prior performance shown below is for the Global Predecessor Fund which commenced operations on April 30, 2008. The Fund has adopted the performance of the Global Predecessor Fund as a result of a reorganization in which the Fund acquired all the assets and liabilities of the Global Predecessor Fund (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” Fund with no assets and had not commenced operations. The Fund’s portfolio management team served as the portfolio management team of the Global Predecessor Fund and has been the Fund’s portfolio management team since inception.
The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare with those of an index that reflects a broad measure of market performance, as well as additional indices that reflect the performance of investments similar to those of the Fund. For additional information on the indices, please see “Index Descriptions” in the Prospectus. The bar chart shows the performance of the Fund’s Retail Class Shares, and performance of the Fund’s Institutional Class Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future. Updated performance information is available on the Fund’s website, https://funds.leutholdgroup.com/funds/1-leuthold-global-fund.

Leuthold Global Fund
Total Return of the Retail Class Shares
(per calendar year)

During the ten-year period shown on the bar chart, the Fund’s highest total return for a quarter was 9.99% (quarter ended June 30, 2020) and the lowest return for a quarter was -13.13% (quarter-ended March 31, 2020).

Average Annual Total Returns
(for the periods ended December 31, 2024)

	Past Year	Past Five Years	Past Ten Years
Leuthold Global Fund (Retail – GLBLX)
Return Before Taxes	0.86%	4.35%	3.14%
Return After Taxes on Distributions	-0.93%	3.48%	1.94%
Return After Taxes on Distributions and Sale of Shares	1.86%	3.34%	2.28%
Leuthold Global Fund (Institutional – GLBIX)
Return Before Taxes	1.08%	4.51%	3.33%
S&P 500® Index	25.02%	14.53%	13.10%
MSCI ACWI	17.49%	10.06%	9.23%
Bloomberg Global Aggregate Index	-1.69%	-1.96%	0.15%
Morningstar Global Tactical Allocation Category Average	7.70%	4.01%	4.15%

We use the Morningstar Global Tactical Allocation Allocation Category Average and the Bloomberg Global Aggregate Index and the S&P 500® Index as additional indices because those indices compare the Fund’s performance with the returns of indices reflecting the performance of investments similar to those of the Fund.
The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Retail Class Shares only and after-tax returns for Institutional Class Shares will vary. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.
Investment Adviser
The Leuthold Group, LLC (d/b/a Leuthold Weeden Capital Management) is the investment adviser to the Fund.

Portfolio Managers
Douglas R. Ramsey, CFA, Chun Wang, CFA, and Greg M. Swenson, CFA, are the portfolio managers of the Fund. Mr. Ramsey, who began managing the Global Predecessor Fund in 2009, is the chief investment officer and a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2005. Mr. Wang, who began managing the Global Predecessor Fund in 2010, is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2009. Mr. Swenson, who began managing the Global Predecessor Fund in 2015, is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006. Each portfolio manager has been managing the Fund since it commenced operations in December 2024.
For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries, please turn to “Important Additional Fund Information” on page 41 of this Prospectus.

Leuthold Grizzly Short Fund
Investment Objective
Leuthold Grizzly Short Fund (GRZZX) seeks capital appreciation.

Fund Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees	None
(fees paid directly from your investment)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Other Expenses[1]	1.65%
Shareholder Servicing Plan Fee	0.06%
Dividends on Securities Sold Short	1.24%
All Remaining Other Expenses	0.35%
Acquired Fund Fees and Expenses	0.14%
Total Annual Fund Operating Expenses	3.04%
1 Other Expenses have been restated to reflect current expenses of the Fund. The Fund is the accounting successor as a result of a reorganization in which the Fund acquired all of the assets and liabilities of the Leuthold Grizzly Short Fund, a former series of Leuthold Funds, Inc. (the “Grizzly Predecessor Fund”).
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$307	$939	$1,596	$3,355

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Grizzly Predecessor Fund’s portfolio turnover rate was 0.00% of the average value of its portfolio. The portfolio turnover rate is calculated without regard to short positions intended to be held for less than a year and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

Principal Investment Strategies of the Fund
Leuthold Grizzly Short Fund sells stocks and exchange traded funds short. Short selling involves the sale of borrowed securities. When the Fund sells a stock short, it incurs an obligation to replace the stock borrowed at whatever its price may be at the time it purchases the stock for delivery to the securities lender. The Fund will realize a gain if at that time the price of the stock is less than the price of the stock when it was sold short, and will realize a loss if at that time the price of the stock is greater than the price of the stock when it was sold short. The aggregate amount of its outstanding securities sold short typically will be approximately equal to, or slightly less than, its net assets. When the Fund’s outstanding securities sold short equal its net assets, it is “100% short.” The Fund utilizes a disciplined, unemotional, quantitative investment approach.
The Fund believes that in all market conditions there will exist some companies whose stocks are overvalued by the market and that capital appreciation can be realized by selling short those stocks. However, the best overall results typically will be achieved in declining stock markets. In rising stock markets the risk of loss is likely.
The Fund expects to typically hold between approximately 80 and 120 short positions. The Fund will generally tend toward the higher end of this range when the portfolio sees positive returns from its short sales (when stock prices decrease), because the decreased value of the portfolio holdings will require the Fund to purchase additional holdings to maintain the same short exposure. On the other hand, the Fund will generally tend toward the lower end of the range when the portfolio sees negative returns from its short sales (when stock prices increase), because the increased value of the portfolio holdings will require fewer holdings to maintain the same short exposure.
In determining which stocks to sell short, Leuthold Weeden Capital Management (referred to as the Adviser) calculates a quantitative index for each security that it follows that is designed to identify those securities that are most likely to decline in price or underperform the market (the “Vulnerability Index”). The Adviser calculates the Vulnerability Index for a universe of roughly 1500 securities that are the largest and most liquid securities that trade on domestic exchanges. In calculating the Vulnerability Index, the Adviser considers twelve or more components. Some of the components include fundamental factors such as earnings growth or dividends, while other components consider market factors such as institutional trading activity or insider buying or selling. The Fund also follows a disciplined approach in determining when to purchase a security to "cover," or replace the security that was borrowed and sold in order to return it to the lender. The Adviser typically determines to cover shorted securities when factors used to monitor existing positions indicate the stock could be poised to increase in price. The factors the Adviser considers in determining when to cover securities sold short include:
➣ Price movements of the stocks sold short;
➣ Changes in the Vulnerability Index;
➣ Daily trading volume of the stock; and
➣ News and articles concerning the stock appearing in financial services and publications.

Principal Risks of Investing in the Fund
Investors in the Fund may lose money. The principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to affect adversely the Fund’s performance, are summarized below.
➣    Market Risk: The prices of the securities in which the Fund invests may increase in response to issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and shifting investor sentiment or publicity. Policy and legislative changes in foreign countries and other events affecting global markets, such as the recent armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East, may contribute to decreased liquidity and increased volatility in the financial markets. Similarly, the impact of any epidemic, pandemic or natural disaster, such as COVID-19, or widespread fear that such events may occur, could affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. The price increases of common stocks, in particular, may be steep, sudden and/or prolonged. Price and liquidity changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. These effects could negatively impact the Fund’s performance.
➣    Short Sales Risk: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its securities sold short increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open securities sold short. These expenses may negatively impact the performance of the Fund. Securities sold short introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Since a security’s price in theory has no maximum, there is also no maximum potential loss to the Fund for short sales and thus a potential risk of losing the entire value of the Fund's investment.
➣    Rising Stock Market Risk: The Fund typically will be approximately “100% short.” Accordingly, in rising stock markets its risk of loss will be greater than in declining stock markets. Over time stock markets have risen more often than they have declined.
➣    Smaller and Medium Capitalization Companies Risk: The securities of smaller and medium capitalization companies are generally riskier than larger capitalization companies since they don’t have the financial resources or the well established businesses of the larger companies. The Fund considers smaller and medium capitalization companies to be those with market capitalization values within the combined range represented in the S&P SmallCap 600® and the S&P MidCap 400® Index. As of July 31, 2024, the combined market capitalization range of these two indexes was between approximately $150 million and $20.8 billion. Generally, the share prices of stocks of smaller capitalization companies are more volatile than those of larger capitalization companies. The returns of stocks of smaller capitalization companies may vary, sometimes significantly, from the returns of the overall market. Smaller capitalization companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of smaller capitalization companies may be thinly traded, and purchases and sales may result in higher transaction costs. The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.
➣    Quantitative Investment Approach and Model Risk: The Fund utilizes a quantitative investment approach and proprietary models designed to assist the Adviser’s judgment about the attractiveness, value, and potential appreciation or depreciation of a particular security or instrument in which the Fund invests. While the Adviser continuously reviews and refines, if necessary, its investment approach and proprietary models, there is a risk that the quantitative investment approach and proprietary models may be inaccurate or depend on a poorly defined data collection, analysis, or assumptions, and there may be market conditions where the quantitative investment approach and proprietary models perform poorly. The Adviser’s Vulnerability Index is used to narrow down the 1500 stock universe to securities that appear to be attractive short sale candidates and to provide ongoing monitoring of the short positions that are held in the portfolio. There is a risk that the Vulnerability Index may not correctly identify stocks that will decline in price.
➣    Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or due to market and economic conditions, that the Fund may be unable to find securities to sell short or to buy securities to cover short positions at the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the Fund’s ability to buy securities to cover short positions when it needs to dispose of them. If the Fund is forced to cover its short positions at an unfavorable time and/or under conditions adverse to the Fund in order to meet redemption requests, such activity could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
➣    Tax Law Change Risk: All statements contained in this Prospectus regarding the U.S. federal income tax consequences of an investment in the Fund are based on current law, which is subject to change at any time, potentially with retroactive effect. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Code (some of which are set to expire in the next few years). More recently, the Inflation Reduction Act of 2022 will add a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. The excise tax on repurchases of stock may cause some corporations in which the Fund invests to reduce liquidity opportunities for its investors, which could potentially reduce the value of your investment in the Fund. Such legislation, as well as possible future U.S. tax legislation and administrative guidance, could materially affect the tax consequences of your investment in the Fund and the Fund’s investments or holding structures.
Investors who wish to hedge some or all of their stock portfolios might find that investment goal consistent with an investment in the Fund.
However, because movements in the prices of the stocks the Fund has sold short are unlikely to correlate perfectly with the stocks in an investor’s portfolio, such an investor could incur both a loss on the investor’s stock portfolio and the investor’s investment in the Fund.

Performance Information
As of the date of this Prospectus, the Fund does not have a full calendar year of performance as a mutual fund. Prior performance shown below is for the Grizzly Predecessor Fund which commenced operations on June 19, 2000. The Fund has adopted the performance of the Grizzly Predecessor Fund as a result of a reorganization in which the Fund acquired all the assets and liabilities of the Grizzly Predecessor Fund (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” Fund with no assets and had not commenced operations. The Fund’s portfolio management team served as the portfolio management team of the Grizzly Predecessor Fund and has been the Fund’s portfolio management team since inception.
The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare with those of an index that reflects a broad measure of market performance, as well as additional indices that reflect the performance of investments similar to those of the Fund. For additional information on the indices, please see “Index Descriptions” in the Prospectus. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future. Updated performance information is available on the Fund’s website, https://funds.leutholdgroup.com/funds/47-leuthold-grizzly-short-fund.

Leuthold Grizzly Short Fund
Total Return
(per calendar year)

During the ten-year period shown on the bar chart, the Fund’s highest total return for a quarter was 25.81% (quarter ended March 31, 2020) and the lowest total return for a quarter was -29.82% (quarter ended June 30, 2020).

Average Annual Total Returns
(for the periods ended December 31, 2024)

	Past Year	Past Five Years	Past Ten Years
Leuthold Grizzly Short Fund (GRZZX)
Return before taxes	-6.74%	-14.44%	-13.61%
Return after taxes on distributions	-10.27%	-15.52%	-14.19%
Return after taxes on distributions and sale of Fund shares	-3.93%	-10.43%	-8.55%
S&P 500® Index	25.02%	14.53%	13.10%
S&P MidCap 400® Index	13.93%	10.34%	9.68%

We use the S&P MidCap 400® Index as an additional index because this index compares the Fund’s performance with the returns of an index reflecting the performance of investments similar to those of the Fund.
The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Investment Adviser
The Leuthold Group, LLC (d/b/a Leuthold Weeden Capital Management) is the investment adviser to the Fund.

Portfolio Managers
Greg M. Swenson, CFA, and Philip D. Segner, CFA, are the portfolio managers of the Fund. Mr. Swenson, who began managing the Grizzly Predecessor Fund in 2009, is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006. Mr. Segner, who began managing the Grizzly Predecessor Fund in 2022, is a portfolio manager of the Adviser, has been a senior analyst of The Leuthold Group since 2022, an institutional trader with the Leuthold Group since 2010, and was an analyst of the Leuthold Group between 2015-2022. Each portfolio manager has been managing the Fund since it commenced operations in December 2024.
For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries, please turn to “Important Additional Fund Information” on page 41 of this Prospectus.

Leuthold Core ETF
Investment Objective
The Leuthold Core ETF (the “Fund”) seeks capital appreciation and income (or “total return”).

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses[1]	0.20%
Acquired Fund Fees and Expenses	0.19%
Total Annual Fund Operating Expenses	0.89%
Expense Reimbursement[2]	-0.05%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.84%

1Other Expenses have been restated to reflect current expenses of the Fund. The Fund is the accounting successor as a result of a reorganization in which the Fund acquired all of the assets and liabilities of the Leuthold Core ETF, a former series of Leuthold Funds, Inc. (the “Core Predecessor ETF”).
2Leuthold has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the total annual fund operating expenses to 0.65% of average daily net assets of the Fund. Fees waived and expenses paid by Leuthold may be recouped by Leuthold for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement cannot be terminated through at least through at least two years from the date of the Reorganization. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Board of Trustees (the “Board”) or Leuthold.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the expense limitation during the contractual period noted above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$86	$270	$470	$1,048

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Core Predecessor ETF's portfolio turnover rate was 39.78% of the average value of its portfolio. The portfolio turnover rate is calculated without regard to short positions intended to be held for less than a year and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be higher.

Principal Investment Strategies of the Fund
The Fund is an actively-managed “exchange-traded fund of funds” and seeks to achieve its objective by investing primarily in other registered investment companies, including other actively-managed exchange-traded funds (“ETFs”) and index-based ETFs (collectively, “Underlying Funds”), that provide exposure to a broad range of asset classes. The Fund will not invest more than 25% in any Underlying Fund. The Underlying Funds may invest in equity securities of U.S. or foreign companies; debt obligations of U.S. or foreign companies or governments; or investments such as commodities, volatility indexes and managed futures. The Fund allocates its assets across asset classes, geographic regions, and industries, subject to certain diversification and liquidity considerations, with the goal of selecting those investments with the greatest opportunity to offer both capital appreciation and income opportunities for the Fund. The Fund’s investments in foreign countries may include exposure to emerging markets. The Fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies.
The Fund uses a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through sector selection. Pursuant to this approach, the investment adviser believes that as shifts among industry sectors in the equity market have become more dramatic, sector selection has become an important aspect in determining investment performance. The investment adviser considers a sector to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. Examples include “Information Technology,” “Health Care,” and “Consumer Discretionary.” The investment adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in sectors which the Adviser believes are the most attractive.
In implementing its investment approach, the Adviser uses a proprietary model that evaluates sectors, groups and individual ETFs using a number of factors. Factors evaluated under the model include:
➣ Economic conditions: monetary factors, inflation and interest rate levels and trends, and investor confidence
➣ Technical: measures of equity performance that differentiate groups that have outperformed versus underperformed
➣ Relative Value: finding undervalued industries and groups relative to their fundamentals, such as earnings, sales, cash flow book value
➣ Growth: industry groups with the ability to persistently grow earnings and revenues
➣ Profitability: industries that generate a high degree of consistent profitability
➣ Very Long Momentum: identify through securities’ price action industries that are overbought or oversold
➣ Capital Discipline: companies that have favorable debt to equity ratios.

Section 12(d)(1)(A) of the Investment Company Act, in relevant part, restricts investments by investment companies in the securities of other investment companies. As permitted by the Securities and Exchange Commission in the adopting release for Rule 6c-11, the Fund is permitted to invest in investment companies, including Underlying Funds, in excess of the limits in Section 12 of the Investment Company Act subject to the terms and conditions in recent ETF exemptive orders.
The Fund expects that normally:
➣ 30% to 70% of its total assets will be invested in Underlying Funds that principally invest in common stocks and other equity securities (such Underlying Funds may invest principally in specific sectors of the economy, such as healthcare, financials, real estate, and energy or in broader swaths of domestic, foreign, or global equity market;
➣ 30% to 70% of its net assets will be invested in Underlying Funds that principally invest in bonds and other debt securities (other than money market instruments), except during prolonged periods of low interest rates; and

➣ up to 20% of its assets will be invested in Underlying Funds that principally invest in cash or cash equivalent investments, including money market instruments.
Underlying Funds that invest in bonds and other debt securities may invest in U.S. government debt, sovereign debt, U.S. and foreign corporate debt, high-yield debt (also known as “junk bonds”), U.S. government agency issued mortgage debt, structured debt, and U.S. government agency issued asset-backed securities (including commercial mortgage-backed securities and residential mortgage-backed securities). Such Underlying Funds may hold debt denominated in U.S. dollars or foreign currencies. The Fund has no limitation on the range of maturities or credit quality of the debt, or the class or tranche of mortgage-backed securities, in which Underlying Funds may invest. High-yield debt is generally considered speculative because it presents a greater risk of loss, including default, than higher quality debt securities.
Underlying Funds used for real estate exposure may invest some or all of their assets in real estate investment trusts (“REITs”), and Underlying Funds used for energy exposure may invest some or all of their assets in master limited partnerships (“MLPs”).
In addition to the Underlying Funds, the Fund may invest in non-investment company exchange-traded products such as Exchange-Traded Notes (“ETNs”) and MLP's (together with the Underlying Funds, “Underlying Investments”). ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. Exchange-traded MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market.
The Fund may invest up to 20% of its total assets in Underlying Investments that invest some or all of their assets in volatility indexes, managed futures, and commodities such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. Commodity Underlying Investments may also use derivatives, such as futures, options, and swaps. The Fund may engage in short sales of equity securities to reduce its equity exposure or to profit from an anticipated decline in the price of the security sold short.
The Fund will invest in Underlying Investments that may include the following equity strategies:
➣ Large, mid, or small capitalization common stocks;
➣ Growth stocks, value stocks, or cyclical stocks;
➣ Aggressive stocks or defensive stocks;
➣ Stocks in any industry or sector;
➣ Stocks in emerging and less developed markets;
➣ Common stocks of foreign issuers; and
➣ Options.
Leuthold Weeden Capital Management (referred to as the “Adviser”) selects specific Underlying Investments based on an evaluation of their market exposure, liquidity, cost, and historic tracking error relative to their underlying index or benchmark. The Adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in Underlying Investments which the Adviser believes are the most attractive. Such adjustments may result in high portfolio turnover.

Principal Risks of Investing in the Fund
The principal risks of investing in the Fund, including those related to the Fund’s Underlying Investments, are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. The following risks could affect the value of your investment in the Fund:
➣    Market Risk: The prices of the securities in which the Fund invests may decline in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Policy and legislative changes in foreign countries and other events affecting global markets, such as the recent armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East, may contribute to decreased liquidity and increased volatility in the financial markets. Similarly, the impact of any epidemic, pandemic or natural disaster, such as COVID-19, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price and liquidity changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. These effects could negatively impact the Fund’s performance.
➣    Equity Risk: The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
➣    Interest Rate Risk: Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. The Fund may take steps to attempt to reduce the exposure of its portfolio to interest rate changes; however, there can be no guarantee that the Fund will take such actions or that the Fund will be successful in reducing the impact of interest rate changes on the portfolio. In the past, governmental financial regulators, including the U.S. Federal Reserve, took steps to maintain historically low interest rates. Recently, government regulators have increased interest rates to combat the rise in inflation and are now considering lowering them again as inflation appears to have subsided and unemployment rates have increased. These changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
➣    Credit Risk: The issuers of the bonds and other debt securities held by the Underlying Investments in which the Fund invests may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security. ETNs may be riskier than ordinary debt securities and may have no principal protection.
➣    Foreign and Emerging Markets Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Underlying Investments in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the recent armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East, may contribute to decreased liquidity and increased volatility in the financial markets. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy. The risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.
➣    Currency Exchange Rate Risk: Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s Underlying Investments with underlying foreign shares and the value of your Shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests through Underlying Investments depreciates against the U.S. dollar. This is true even if the local currency value of securities held by the Fund goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.
➣    Asset Allocation Risk: The Fund’s performance will also be affected by the Adviser’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests. For example, the Fund’s relative investment performance would suffer if only a small portion of its assets were allocated to Underlying Investments invested in stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to Underlying Investments invested in stocks during a market decline. Finally, since the Fund intends to assume only prudent investment risk, there will be periods in which the Fund underperforms mutual funds that are willing to assume greater risk.
➣    Quantitative Investment Approach and Model Risk: The Fund utilizes a quantitative investment approach and proprietary models designed to assist the Adviser’s judgment about the attractiveness, value, and potential appreciation or depreciation of a particular security or instrument in which the Fund invests. While the Adviser continuously reviews and refines, if necessary, its investment approach and proprietary models, there is a risk that the quantitative investment approach and proprietary models may be inaccurate or depend on a poorly defined data collection, analysis, or assumptions, and there may be market conditions where the quantitative investment approach and proprietary models perform poorly.
➣    Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
➣    High-Yield Securities Risk: The Fund may invest in Underlying Investments that primarily invest in high-yield securities (also known as “junk bonds”). Although high-yield securities generally pay higher rates of interest than investment grade bonds, high- yield securities are speculative, high risk investments that may cause income and principal losses for such Underlying Investments and, consequently, negatively affect the value of the Fund’s investment in such Underlying Investments. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. The Fund’s exposure to high-yield securities may subject it to a substantial degree of credit risk.
➣    Investment Company Risk: The risks of investing in investment companies, such as the Underlying Funds, typically reflect the risks of the underlying investments. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs are also subject to the following risks: (i) an ETF’s shares may trade at a market price above or below their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.
➣    Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss.
➣    Managed Futures Strategy/Commodities Risk: Investments in managed futures programs may subject an Underlying Investment to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments. The demand and supply of these commodities may also fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producers and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity Underlying Investments that use derivatives, such as futures, options, and swaps, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).
➣    Mortgage- and Asset-Backed Securities Risk: The Fund may invest in Underlying Investments that principally invest in mortgage- and asset- backed securities. Such securities are subject to credit, interest rate, prepayment, and extension risks (see “Fixed Income Securities Risk”). These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn or rising interest rates. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.
➣    REIT Investment Risk: The Fund may invest in Underlying Investments that primarily invest in REITs. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.
➣    Sector Risk: To the extent the Fund invests in Underlying Investments that are more heavily invested in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. To the extent an Underlying Fund invests more heavily in one sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of Underlying Fund shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Underlying Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
➣    Short Sales Risk: A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).
➣    ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Cash Redemption Risk. The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of a security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs.
•Trading. Although shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares, and this could lead to differences between the market price of the shares and the underlying value of those shares
➣ Small and Mid-Capitalization Company Stock Risk: The Fund may invest in Underlying Investments that primarily invest in the common stock of small- or mid-capitalization companies. Small to mid-capitalization company stocks have historically been subject to greater investment risk than large company stocks. The prices of small- to mid-capitalization company stocks tend to be more volatile and less liquid than large company stocks.
➣ MLP Risk: The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation, with fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP include risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
➣ Tax Law Change Risk: All statements contained in this Prospectus regarding the U.S. federal income tax consequences of an investment in the Fund are based on current law, which is subject to change at any time, potentially with retroactive effect. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Code (some of which are set to expire in the next few years). More recently, the Inflation Reduction Act of 2022 will add a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. The excise tax on repurchases of stock may cause some corporations in which the Fund invests to reduce liquidity opportunities for its investors, which could potentially reduce the value of your investment in the Fund. Such legislation, as well as possible future U.S. tax legislation and administrative guidance, could materially affect the tax consequences of your investment in the Fund and the Fund’s investments or holding structures. As a result, the Fund is a suitable investment only for those investors who have medium to long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund. The Adviser does not intend the Fund to be a fixed, balanced investment program. Rather, the Fund is intended to be a flexible core investment suitable for long-term investors. Long- term investors may wish to supplement an investment in the Fund with other investments to satisfy their short- term financial needs and to diversify their exposure to various markets and asset classes.

As a result, the Fund is a suitable investment only for those investors who have medium to long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund. The Adviser does not intend the Fund to be a fixed, balanced investment program. Rather, the Fund is intended to be a flexible core investment suitable for long-term investors. Long-term investors may wish to supplement an investment in the Fund with other investments to satisfy their short-term financial needs and to diversify their exposure to various markets and asset classes.

Performance Information
As of the date of this Prospectus, the Fund does not have a full calendar year of performance as an ETF. Prior performance shown below is for the Core Predecessor ETF which commenced operations on January 3, 2020. The Fund has adopted the performance of the Core Predecessor ETF as a result of a reorganization in which the Fund acquired all the assets and liabilities of the Core Predecessor ETF (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” Fund with no assets and had not commenced operations. The Fund’s portfolio management team served as the portfolio management team of the Core Predecessor ETF and has been the Fund’s portfolio management team since inception.
The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare with those of an index that reflects a broad measure of market performance, as well as additional benchmarks that reflect the performance of investments similar to those of the Fund. For additional information on the indices, please see “Index Descriptions” in the Prospectus. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future. Updated performance information is available on the Fund’s website, https://funds.leutholdgroup.com/etf/LCR.

Leuthold Core ETF
Total Return
(per calendar year)

During the period shown on the bar chart, the Fund’s highest total return for a quarter was 7.70% (quarter ended December 31, 2023) and the lowest total return for a quarter was -8.34% (quarter ended June 30, 2022).

Average Annual Total Returns
(for the periods ended December 31, 2024)

	Past Year	Since Inception (January 6, 2020)
Leuthold Core ETF (LCR)
Return before taxes	8.80%	7.61%
Return after taxes on distributions	8.13%	7.26%
Return after taxes on distributions and sale of ETF shares	5.35%	5.87%
S&P 500® Index	25.02%	14.51%
50% S&P 500/50% Bloomberg Global Aggregate Index	11.03%	6.22%
Bloomberg Global Aggregate Index	-1.69%	-2.03%
Morningstar Tactical Allocation Category	10.20%	N/A
We use the Morningstar Tactical Allocation Category Average and Bloomberg Global Aggregate Index as additional benchmarks because those benchmarks compare the Fund’s performance with the returns of peer groups reflecting the performance of investments similar to those of the Fund.
The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser
The Leuthold Group, LLC (d/b/a Leuthold Weeden Capital Management) is the investment adviser to the Fund.

Portfolio Managers
Douglas R. Ramsey, CFA, Scott D. Opsal, CFA, and Chun Wang, CFA, are the portfolio managers of the Fund. Mr. Ramsey, who began managing the Core Predecessor ETF in 2020, is the chief investment officer and a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2005. Mr. Opsal, who began managing the Core Predecessor ETF in 2020, is a portfolio manager of the Adviser and has been Director of Research and Equities of The Leuthold Group since 2016. Mr. Wang, who began managing the Core

Predecessor ETF in 2020, is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2009. Each portfolio manager has been managing the Fund since it commenced operations in December 2024.
For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries, please turn to “Important Additional Fund Information” on page 41 of this Prospectus.

Leuthold Select Industries ETF
Investment Objective
Leuthold Select Industries ETF (LST) seeks capital appreciation.

Fund Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses[1]	0.41%
Total Annual Fund Operating Expenses	0.91%
Expense Reimbursement[2]	-0.26%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.65%

1 Other Expenses have been restated to reflect current expenses of the Fund. The Fund is the accounting successor as a result of a reorganization in which the Fund acquired all of the assets and liabilities of the Leuthold Select Industries Fund, a former series of Leuthold Funds, Inc. (the “Select Industries Predecessor Fund”).
2 Leuthold has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the total annual fund operating expenses to 0.65% of average daily net assets of the Fund. Fees waived and expenses paid by Leuthold may be recouped by Leuthold for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement cannot be terminated through at least two years from the date of the Reorganization. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Board of Trustees (the “Board”) or Leuthold.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the expense limitation during the contractual period noted above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$264	$478	$1,096
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Select Industries Predecessor Fund’s portfolio turnover rate was 52.52% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund seeks capital appreciation by investing substantially all of its assets in equity securities traded in the U.S. securities markets (including common stocks, preferred stocks, convertible preferred stocks, warrants, options, and American Depositary Receipts). The Fund invests in companies of all sizes and industries as well as in “growth” stocks and “value” stocks. In investing in equity securities, the Fund uses a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (Select Industries Strategy).
Pursuant to the Select Industries Strategy, Leuthold Weeden Capital Management (referred to as the Adviser) believes that as shifts among industry groups in the equity market have become more dramatic, group selection has become as important as individual stock selection in determining investment performance. The Adviser considers a group to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. The Adviser currently monitors about 120 groups. The major types of groups the Adviser monitors are specific groups within each industry sector comprised of narrower themes, such as “Airlines,” “Health Care Facilities” and “Semiconductors.”
The Adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such adjustments may result in high portfolio turnover.

Principal Risks of Investing in the Fund
Investors in the Fund may lose money. The principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to affect adversely the Fund’s performance, are summarized below.

➣    Market Risk: The prices of the securities in which the Fund invests may decline in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Policy and legislative changes in foreign countries and other events affecting global markets, such as the recent armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East, may contribute to decreased liquidity and increased volatility in the financial markets. Similarly, the impact of any epidemic, pandemic or natural disaster, such as COVID-19, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price and liquidity changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. These effects could negatively impact the Fund’s performance.
➣    Equity Risk: The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
➣    Growth Investing Risk: Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
➣    Value Investing Risk: The value approach to investing involves the risk that stocks of undervalued companies may remain undervalued. The Fund may suffer losses if stocks the Adviser identifies as undervalued and/or temporarily out of favor in the market were improperly identified by the Adviser as undervalued or out of favor, or if those stocks remain undervalued for an extended period of time.
➣    Sector Risk: The Fund’s investing approach may dictate an emphasis on certain sectors, industries, or sub- sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of Fund shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
➣    Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the recent armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East, may contribute to decreased liquidity and increased volatility in the financial markets. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy.
➣    Depositary Receipts Risk: Depositary Receipts are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the social, political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk.
➣    Quantitative Investment Approach and Model Risk: The Fund utilizes a quantitative investment approach and proprietary models designed to assist the Adviser’s judgment about the attractiveness, value, and potential appreciation or depreciation of a particular security or instrument in which the Fund invests. While the Adviser continuously reviews and refines, if necessary, its investment approach and proprietary models, there is a risk that the quantitative investment approach and proprietary models may be inaccurate or depend on a poorly defined data collection, analysis, or assumptions, and there may be market conditions where the quantitative investment approach and proprietary models perform poorly.
➣    ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Cash Redemption Risk. The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the

Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of a security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs.
•Trading. Although shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares, and this could lead to differences between the market price of the shares and the underlying value of those shares.
➣    Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
➣    Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss.
➣    Tax Law Change Risk: All statements contained in this Prospectus regarding the U.S. federal income tax consequences of an investment in the Fund are based on current law, which is subject to change at any time, potentially with retroactive effect. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Code (some of which are set to expire in the next few years). More recently, the Inflation Reduction Act of 2022 will add a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. The excise tax on repurchases of stock may cause some corporations in which the Fund invests to reduce liquidity opportunities for its investors, which could potentially reduce the value of your investment in the Fund. Such legislation, as well as possible future U.S. tax legislation and administrative guidance, could materially affect the tax consequences of your investment in the Fund and the Fund’s investments or holding structures. As a result, the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund.

Performance Information
As of the date of this Prospectus, the Fund does not have a full calendar year of performance as an ETF. Prior performance shown below is for the Select Industries Predecessor Fund which commenced operations on June 19, 2000. The past performance of the Select Industries Predecessor Fund may have been different had it operated as an ETF rather than an open-end mutual fund, due to factors including, but not limited to, different fund expenses. The Fund has adopted the performance of the Select Industries Predecessor Fund as a result of a reorganization in which the Fund acquired all the assets and liabilities of the Select Industries Predecessor Fund (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” Fund with no assets and had not commenced operations. The Fund’s portfolio management team served as the portfolio management team of the Select Industries Predecessor Fund and has been the Fund’s portfolio management team since inception.
The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare to the performance with those of an index that reflects a broad measure of market performance, as well as additional indices that reflect the performance of investments similar to those of the Fund. For additional information on the indices, please see “Index Descriptions” in the Prospectus. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future. Updated performance information is available on the Fund’s website, https://funds.leutholdgroup.com/funds/49-leuthold-select-industries-fund.

Leuthold Select Industries ETF
Total Return
(per calendar year)

During the ten-year period shown on the bar chart, the Fund’s highest total return for a quarter was 24.86% (quarter ended June 30, 2020) and the lowest total return for a quarter was -24.30% (quarter ended March 31, 2020).

Average Annual Total Returns
(for the periods ended December 31, 2024)

	Past Year	Past Five Years	Past Ten Years
Leuthold Select Industries ETF (LST)
Return before taxes	13.21%	12.67%	9.92%
Return after taxes on distributions	8.97%	10.76%	8.52%
Return after taxes on distributions and sale of Fund shares	10.78%	9.83%	7.82%
S&P 1500® Index	23.95%	14.13%	12.79%
S&P 500® Index	25.02%	14.53%	13.10%
S&P MidCap 400® Index	13.93%	10.34%	9.68%
S&P SmallCap 600® Index	8.70%	8.36%	8.96%

We use the S&P MidCap 400® Index and the S&P SmallCap 600® Index as additional indices because those indices compare the Fund’s performance with the returns of indices reflecting the performance of investments similar to those of the Fund.
The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.The Fund’s return after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Investment Adviser
The Leuthold Group, LLC (d/b/a Leuthold Weeden Capital Management) is the investment adviser to the Fund.

Portfolio Managers
Chun Wang, CFA, Greg M. Swenson, CFA, and Scott D. Opsal, CFA, are the portfolio managers of the Fund. Mr. Wang, who began managing the Select Industries Predecessor Fund in 2011, is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2009. Mr. Swenson, who began managing the Select Industries Predecessor Fund in 2013, is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006. Mr. Opsal, who began managing the Select Industries Predecessor Fund in 2019, is a portfolio manager of the Adviser and has been Director of Research and Equities of The Leuthold Group since 2016. Each portfolio manager has been managing the Fund since it commenced operations in December 2024.
For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries, please turn to “Important Additional Fund Information” on page 41 of this Prospectus.

IMPORTANT ADDITIONAL FUND INFORMATION
Purchase and Sale of Fund Shares – Leuthold Mutual Funds
To purchase shares of the Leuthold Core Investment Fund, Leuthold Global Fund, and Leuthold Grizzly Short Fund (collectively, the “Leuthold Mutual Funds”), you should contact your broker-dealer or other financial intermediary, or to purchase shares directly with the Leuthold Funds, you should call 1-800-273-6886. You may buy shares of the Funds each day the New York Stock Exchange (NYSE) is open. The minimum initial investment in a Fund’s shares (other than Institutional Class Shares) is $10,000, $1,000 for Individual Retirement Accounts. The minimum initial investment in a Fund’s Institutional Class Shares is $100,000. There is a $100 subsequent investment requirement for all of the Funds. A $50 minimum exists for each additional investment made through the Automatic Investment Plan for all Funds.
You may redeem shares of the Funds each day the NYSE is open. You may redeem Fund shares by mail (Leuthold Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-273-6886. Investors who wish to redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Funds may be placed.
See “Purchasing Shares of Leuthold Mutual Funds” beginning on page 59 and “Redeeming Shares of Leuthold Mutual Funds” beginning on page 63 for more information on purchasing and redeeming shares of these Funds.

Purchase and Sale of Shares – Leuthold ETFs
Individual Shares of the Leuthold Core ETF and Leuthold Select Industries ETF (collectively, the “Leuthold ETFs”) are listed on NYSE Arca, Inc. (the “Exchange”), and may only be bought and sold in the secondary market through a broker or dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about each Fund, including the Fund’s NAV, market price, premiums and discounts, bid-ask spreads, and the median bid-ask spread for the Fund’s most recent fiscal years, visit the Funds' website, https://funds.leutholdgroup.com.
See “How to Buy and Sell Shares Leuthold ETFs” beginning on page 69 for more information on purchasing and redeeming shares of these Funds.

Tax Information – All Funds
A Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Expense Limitation – All Funds
Pursuant to an operating expenses limitation agreement between the Funds and the Adviser, the Adviser has agreed to limit “Operating Expenses” with respect to each Fund, which is defined to include all expenses necessary or appropriate for the operation of a Fund and including the Adviser’s investment advisory or management fee, but does not include:

•for Leuthold Core Investment Fund and Leuthold Global Fund – Rule 12b-1 fees, shareholder servicing plan fees, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses; and

•for Leuthold Grizzly Fund, Leuthold Core ETF and Leuthold Select Industries ETF – leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses.

The limit for Operating Expenses for each Fund is as follows:

Fund	Operating Expenses Limit
Leuthold Core Investment Fund	1.25%
Leuthold Global Fund	1.85%
Leuthold Grizzly Fund	2.50%
Leuthold Core ETF	0.65%
Leuthold Select Industries ETF	0.65%

Payments to Broker-Dealers and Other Financial Intermediaries – Leuthold Mutual Funds

If you purchase the Leuthold Core Investment Fund, Leuthold Global Fund, or Leuthold Grizzly Short Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies, as well as the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet website for more information.
Financial Intermediary Compensation – Leuthold ETFs
If you purchase Shares of the Leuthold Core ETF or Leuthold Select Industries ETF through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

OTHER INFORMATION ABOUT PRINCIPAL INVESTMENT OBJECTIVES AND STRATEGIES, AND RISKS OF THE LEUTHOLD FUNDS
The following section provides additional information about the principal investment objectives, risks, and strategies of the Leuthold Funds.

The Leuthold Core Investment Fund and the Leuthold Global Fund seek capital appreciation and income (or “total return”). The Adviser believes that maintaining profits when markets decline is as important as earning profits when markets rise. The Leuthold Grizzly Short Fund seek capital appreciation.
Each Fund’s investment objective is a non-fundamental policy. If the Fund’s Board of Trustees determines to change this non-fundamental policy, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Please remember that an investment objective is not a guarantee. An investment in each Fund might not appreciate and investors could lose money.
The Leuthold Grizzly Short Fund will not take temporary defensive positions. However, the Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper, or repurchase agreements) and hold some cash so that it can pay expenses and satisfy redemption requests. Because the Leuthold Grizzly Short Fund’s principal investment strategy is to effect short sales, a significant portion of its assets will be held in liquid securities, including money market instruments, as “cover” for its short sales. Typically the obligations associated with the Leuthold Grizzly Short Fund’s outstanding short sales will be approximately equal to the Leuthold Grizzly Short Fund’s investments in money market instruments.
Unlike the Leuthold Grizzly Short Fund, the Leuthold Core Investment Fund, and the Leuthold Global Fund may, in response to adverse market, economic, political, or other conditions, take temporary defensive positions. A Fund may not be able to achieve its investment objective when it takes a temporary defensive position. This means that these Funds may invest more than 20% of their assets in money market instruments (like U.S. Treasury Bills, commercial paper, or repurchase agreements). None of these Funds will seek capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. When these Funds are not taking a temporary defensive position, they still may hold some cash and money market instruments so that they can pay their expenses, satisfy redemption requests, take advantage of investment opportunities, or as part of their normal asset allocation process. A description of how the Funds allocate their assets, if applicable, and make individual securities selections follows.

Leuthold Core Investment Fund

Asset Allocation
The Adviser allocates the Leuthold Core Investment Fund’s investments among asset classes as follows:

First, the absolute, or stand-alone, investment appeal of each major asset class is evaluated with models containing inputs that are typically unique to each respective asset class. For instance, The Leuthold Group’s Major Trend Index (“MTI”) is designed to identify the investment appeal of common stocks independent of either the price movements or valuation appeal of other asset classes. The MTI is the primary tool to determine the allocation to equities. The primary metrics driving the MTI include valuation, macroeconomic signals, measures of market sentiment, and price action. The MTI’s composite reading, from strongly negative to strongly positive, is used to set the portfolio’s equity weight accordingly. The allocation decisions for other asset classes including fixed income, real estate investment trusts, and commodities are driven by defined quantitative models that evaluate the attractiveness of each asset class. These models focus primarily on cash flows, valuation, and price action.

Second, the relative investment appeal of major asset classes—stocks, bonds, real estate investment trusts, commodities, and cash—are evaluated based on a three-pronged model that considers long-term expected returns, cyclical conditions, and intermediate-term (6-12 month) market conditions (such as momentum and relative strength).
Finally, the Adviser considers the output of both the “relative” and “absolute” sets of asset class models in continually adjusting asset allocation.

Individual Security Selection
After the Adviser has determined the appropriate allocations among asset classes, it selects individual investments as follows:
For investments in bonds and debt securities (other than money market instruments), the Adviser will first compare the anticipated returns and risks of U.S. Treasury Notes and Bonds, foreign government debt securities (without limitation as to rating), and corporate fixed-income securities (without limitation as to rating) and determine how much to invest in each sector. Next, the Adviser will consider interest rate trends and economic indicators to determine the desired maturity of the portfolio of debt securities for the Leuthold Core Investment Fund. The Fund may invest indirectly in fixed-income securities by investing in mutual funds, exchange-traded funds, or closed-end investment companies which invest in such securities. It may do so to obtain a diversified exposure to high yield speculative investments also known as “junk” bonds.
For the Leuthold Core Investment Fund’s investments in common stocks and other equity securities, the Adviser uses the Select Industries Strategy.

In addition to investing in individual stocks, the Leuthold Core Investment Fund may invest in mutual funds, exchange-traded funds, unit investment trusts, or closed-end investment companies which invest in a specific category of common stocks. The Leuthold Core Investment Fund may do so to obtain (a) exposure to international equity markets by investing in international funds, (b) increased exposure to a particular industry by investing in a sector fund, or (c) a broad exposure to small capitalization stocks by investing in small cap funds. The decision whether to invest directly in individual stocks or indirectly through other funds is typically a function of (i) the relative ease of access to a particular market theme the Fund would like to capture; (ii) the expected costs and benefits of obtaining the exposure indirectly versus directly; and (iii) the relative liquidity of indirect and direct investments.

Leuthold Global Fund

Asset Allocation
The Adviser allocates the Fund’s investments among the three asset classes as follows:
First, the Adviser analyzes the global bond market with the goal of determining the risks and returns that debt securities issued by governments and companies in the United States and in foreign countries present over the next one to five years.

Next, the Adviser assesses the probability that common stocks of United States and foreign companies as an asset class will perform better than the global bond market. In doing so, it considers The Leuthold Group’s Major Trend Index, a multi-factor framework that evaluates four major aspects of market conditions. The four factor groups include market conditions (such as momentum, breadth, and relative strength), valuation, macroeconomic cyclical conditions, and market sentiment, with the final model output a composite sum of these factor groups. This proprietary index is evaluated weekly by The Leuthold Group.

Finally, the Adviser implements the asset allocation strategy. In doing so, the Adviser may purchase put or call options on stock indexes or engage in short sales of index-related and other securities to adjust the exposure of the Fund. The Adviser may adjust asset allocations using options or short sales if the Adviser believes prevailing liquidity conditions favor an implementation via options or short sales, and whether it is likely to be more cost effective to achieve the same net asset exposure through options or short sales.

Individual Security Selection
For the Leuthold Global Fund’s investments in bonds and debt securities (other than money market instruments), the Adviser will first compare the anticipated returns and risks of U.S. government debt securities, foreign government debt securities (without limitation as to rating), and domestic and foreign corporate fixed-income securities (without limitation as to rating) and determine how much to invest in each sector. Next, the Adviser will consider interest rate trends and economic indicators to determine the desired maturity of the portfolio of debt securities for the Fund. The Fund may invest indirectly in fixed-income securities by investing in mutual funds, exchange-traded funds, or closed-end investment companies which invest in such securities. It may do so to obtain a diversified exposure to high yield speculative investments also known as “junk” bonds.

The Fund may invest directly in individual bonds or indirectly through mutual funds, exchange-traded funds or closed-end funds which invest in such bonds. The Fund will typically invest in individual bonds that are the most liquid and the most representative of a particular bond sector. These liquidity conditions are most often met in the government and investment grade corporate markets. Indirect investments will more typically be used in bond sectors where market access is relatively limited, trading costs are unattractive, or when individual holdings appear to carry a heightened degree of security-level risk.

For the Leuthold Global Fund’s investments in common stocks and other equity securities, the Adviser uses the Global Group Strategy for equities and the Global REITs strategy for Real Estate Investment Trusts.
The Leuthold Global Fund may invest in mutual funds, exchange-traded funds, unit investment trusts, or closed-end investment companies which invest in a specific category of common stocks. The Fund may do so to obtain (a) exposure to certain foreign markets by investing in international funds, (b) increased exposure to a particular industry by investing in a sector fund, or (c) a broad exposure to small capitalization stocks by investing in small cap funds.

Leuthold Grizzly Short Fund
Leuthold Grizzly Short Fund sells stocks and exchange traded funds short. Short selling involves the sale of borrowed securities. When the Fund sells a stock short, it incurs an obligation to replace the stock borrowed at whatever its price may be at the time it purchases the stock for delivery to the securities lender. The Fund will realize a gain if at that time the price of the stock is less than the price of the stock when it was sold short, and will realize a loss if at that time the price of the stock is greater than the price of the stock when it was sold short. The aggregate amount of its outstanding securities sold short typically will be approximately equal to, or slightly less than, its net assets. When the Fund’s outstanding securities sold short equal its net assets, it is “100% short.” The Fund utilizes a disciplined, unemotional, quantitative investment approach.
The Fund believes that in all market conditions there will exist some companies whose stocks are overvalued by the market and that capital appreciation can be realized by selling short those stocks. However, the best overall results typically will be achieved in declining stock markets. In rising stock markets the risk of loss is likely.
The Fund expects to typically hold between approximately 80 and 120 short positions. The Fund will generally tend toward the higher end of this range when the portfolio sees positive returns from its short sales (when stock prices decrease), because the decreased value of the portfolio holdings will require the Fund to purchase additional holdings to maintain the same short exposure. On the other hand, the Fund will generally tend toward the lower end of the range when the portfolio sees negative returns from its short sales (when stock prices increase), because the increased value of the portfolio holdings will require fewer holdings to maintain the same short exposure.
In determining which stocks to sell short, Leuthold Weeden Capital Management (referred to as the Adviser)

calculates a quantitative index for each security that it follows that is designed to identify those securities that are most likely to decline in price or underperform the market (the “Vulnerability Index”). The Adviser calculates the Vulnerability Index for a universe of roughly 1500 securities that are the largest and most liquid securities that trade on domestic exchanges. In calculating the Vulnerability Index, the Adviser considers twelve or more components. Some of the components include fundamental factors such as earnings growth or dividends, while other components consider market factors such as institutional trading activity or insider buying or selling. The Fund also follows a disciplined approach in determining when to purchase a security to "cover," or replace the security that was borrowed and sold in order to return it to the lender. The Adviser typically determines to cover shorted securities when factors used to monitor existing positions indicate the stock could be poised to increase in price. The factors the Adviser considers in determining when to cover securities sold short include:
➣ Price movements of the stocks sold short;
➣ Changes in the Vulnerability Index;
➣ Daily trading volume of the stock; and
➣ News and articles concerning the stock appearing in financial services and publications.

Leuthold Core ETF
The Leuthold Core ETF seeks capital appreciation and income (or “total return”). The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon written notice to shareholders.
The Fund is an actively-managed “exchange-traded fund of funds” and seeks to achieve its objective by investing primarily in other registered investment companies, including other actively-managed exchange-traded funds (“ETFs”) and index-based ETFs (collectively, “Underlying Funds”), that provide exposure to a broad range of asset classes. The Fund will not invest more than 25% in any Underlying Fund. The Underlying Funds may invest in equity securities of U.S. or foreign companies; debt obligations of U.S. or foreign companies or governments; or investments such as commodities, volatility indexes and managed futures. The Fund allocates its assets across asset classes, geographic regions, and industries, subject to certain diversification and liquidity considerations, with the goal of selecting those investments with the greatest opportunity to offer both capital appreciation and income opportunities for the Fund. The Fund’s investments in foreign countries may include exposure to emerging markets. The Fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies.
The Fund uses a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through sector selection. Pursuant to this approach, the investment adviser believes that as shifts among industry sectors in the equity market have become more dramatic, sector selection has become an important aspect in determining investment performance. The investment adviser considers a sector to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. Examples include “Information Technology,” “Health Care,” and “Consumer Discretionary.” The investment adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in sectors which the Adviser believes are the most attractive.
In implementing its investment approach, the Adviser uses a proprietary model that evaluates sectors, groups and individual ETFs using a number of factors. Factors evaluated under the model include:

➣    Economic conditions: monetary factors, inflation and interest rate levels and trends, and investor confidence
➣    Technical: measures of equity performance that differentiate groups that have outperformed versus underperformed
➣    Relative Value: finding undervalued industries and groups relative to their fundamentals, such as earnings, sales, cash flow book value

➣    Growth: industry groups with the ability to persistently grow earnings and revenues
➣    Profitability: industries that generate a high degree of consistent profitability
➣    Very Long Momentum: identify through securities’ price action industries that are overbought or oversold
➣    Capital Discipline: companies that have favorable debt to equity ratios.

Section 12(d)(1)(A) of the Investment Company Act, in relevant part, restricts investments by investment companies in the securities of other investment companies. As permitted by the Securities and Exchange Commission in the adopting release for Rule 6c-11, the Fund is permitted to invest in investment companies, including Underlying Funds, in excess of the limits in Section 12 of the Investment Company Act subject to the terms and conditions in recent ETF exemptive orders
The Fund expects that normally:
➣    30% to 70% of its total assets will be invested in Underlying Funds that principally invest in common stocks and other equity securities (such Underlying Funds may invest principally in specific sectors of the economy, such as healthcare, financials, real estate, and energy or in broader swaths of domestic, foreign, or global equity market;
➣    30% to 70% of its net assets will be invested in Underlying Funds that principally invest in bonds and other debt securities (other than money market instruments), except during prolonged periods of low interest rates; and
➣    up to 20% of its assets will be invested in Underlying Funds that principally invest in cash or cash equivalent investments, including money market instruments.
Underlying Funds that invest in bonds and other debt securities may invest in U.S. government debt, sovereign debt, U.S. and foreign corporate debt, high-yield debt (also known as “junk bonds”), U.S. government agency issued mortgage debt, structured debt, and U.S. government agency issued asset-backed securities (including commercial mortgage-backed securities and residential mortgage-backed securities). Such Underlying Funds may hold debt denominated in U.S. dollars or foreign currencies. The Fund has no limitation on the range of maturities or credit quality of the debt, or the class or tranche of mortgage-backed securities, in which Underlying Funds may invest. High-yield debt is generally considered speculative because it presents a greater risk of loss, including default, than higher quality debt securities. Underlying Funds used for real estate exposure may invest some or all of their assets in real estate investment trusts (“REITs”). and Underlying Funds used for energy exposure may invest some or all of their assets in master limited partnerships (“MLPs”).
In addition to the Underlying Funds, the Fund may invest in non-investment company exchange-traded products such as Exchange-Traded Notes (“ETNs”) and MLPs (together with the Underlying Funds, “Underlying Investments”). ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. Exchange-traded MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market.
The Fund may invest up to 20% of its total assets in Underlying Investments that invest some or all of their assets in volatility indexes, managed futures, and commodities such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. Commodity Underlying Investments may also use derivatives, such as futures, options, and swaps.
The Fund will invest in Underlying Investments that may include the following equity strategies:

➣ Large, mid, or small capitalization common stocks;
➣ Growth stocks, value stocks, or cyclical stocks;
➣ Aggressive stocks or defensive stocks;
➣ Stocks in any industry or sector;
➣ Stocks in emerging and less developed markets;
➣ Common stocks of foreign issuers; and

➣ Options.
Leuthold Weeden Capital Management (referred to as the “Adviser”) selects specific Underlying Investments based on an evaluation of their market exposure, liquidity, cost, and historic tracking error relative to their underlying index or benchmark. The Adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in Underlying Investments which the Adviser believes are the most attractive. Such adjustments may result in high portfolio turnover.

Leuthold Select Industries ETF
The Leuthold Select Industries ETF seeks capital appreciation by investing substantially all of its assets in equity securities traded in the U.S. securities markets (including common stocks, preferred stocks, convertible preferred stocks, warrants, options, and American Depositary Receipts). The Fund invests in companies of all sizes and industries as well as in “growth” stocks and “value” stocks. In investing in equity securities, the Fund uses a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (Select Industries Strategy).
Pursuant to the Select Industries Strategy, Leuthold Weeden Capital Management (referred to as the Adviser) believes that as shifts among industry groups in the equity market have become more dramatic, group selection has become as important as individual stock selection in determining investment performance. The Adviser considers a group to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. The Adviser currently monitors about 120 groups. The major types of groups the Adviser monitors are specific groups within each industry sector comprised of narrower themes, such as “Airlines,” “Health Care Facilities” and “Semiconductors.”
The Adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such adjustments may result in high portfolio turnover.
The Fund will not take temporary defensive positions. However, the Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper, or repurchase agreements) and hold some cash so that it can pay expenses and satisfy redemption requests.

Principal Risks of Investing in the Leuthold Funds
The following information is in addition to, and should be read along with, the description of each Fund’s principal investment risks discussed above, as applicable. Each of the factors below, as applicable, could have a negative impact on Fund performance and trading prices.

Market Risk (Core Investment Fund, Global Fund, Grizzly Fund, Core ETF, Select Industries ETF). The prices of the securities in which the Fund invests may decline in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Policy and legislative changes in foreign countries and other events affecting global markets, such as the recent armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East, may contribute to decreased liquidity and increased volatility in the financial markets. Policy and legislative changes in foreign countries and other events affecting global markets, such as the recent armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East, may contribute to decreased liquidity and increased volatility in the financial markets. Similarly, the impact of any epidemic, pandemic or natural disaster, such as COVID-19, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price and liquidity changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. These effects could negatively impact the Fund’s performance.

Equity Risk (Core Investment Fund, Global Fund, Core ETF, Select Industries ETF). The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Rising Stock Market Risk (Grizzly Fund). The Fund typically will be approximately “100% short.” Accordingly, in rising stock markets its risk of loss will be greater than in declining stock markets. Over time stock markets have risen more often than they have declined.

Interest Rate Risk (Core Investment Fund, Global Fund, Core ETF). Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. The Fund may take steps to attempt to reduce the exposure of its portfolio to interest rate changes; however, there can be no guarantee that the Fund will take such actions or that the Fund will be successful in reducing the impact of interest rate changes on the portfolio. In the past, governmental financial regulators, including the U.S. Federal Reserve, took steps to maintain historically low interest rates. Recently, government regulators have increased interest rates to combat the rise in inflation and are now considering lowering them again as inflation appears to have subsided and unemployment rates have increased. These changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

Credit Risk (Core Investment Fund, Global Fund, Core ETF). The issuers of the bonds and other debt securities held by the Fund or by the mutual funds in which the Fund invests may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.
Growth Investing Risk (Core Investment Fund, Global Fund. Select Industries ETF). Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Value Investing Risk (Core Investment Fund, Global Fund, Select Industries ETF). The value approach to investing involves the risk that stocks of undervalued companies may remain undervalued. The Fund may suffer losses if stocks the Adviser identifies as undervalued and/or temporarily out of favor in the market were improperly identified by the Adviser as undervalued or out of favor, or if those stocks remain undervalued for an extended period of time.
Real Estate and REITs Risk (Core Investment Fund, Core ETF). REITs are companies that invest in real estate or interests therein. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to possible declines in the value of and demand for real estate, which may cause the value of the Fund to decline. Share prices of REITs may decline because of adverse developments affecting the residential and commercial real estate industry, residential and commercial property values, including supply and demand for residential and commercial properties, the credit performance of residential and commercial mortgages, the economic health of the country or of different regions, and interest rates. In particular, the commercial real estate segment of the real estate market has been under pressure in recent years due to various factors, including the COVID pandemic, rising interest rates and the trend of more employees working from home. There is no way to predict how long this trend will continue, and investments tied to commercial real estate, as well as residential real estate, could see significant declines moving forward.
Medium and Small Capitalization Risk (Core Investment Fund, Global Fund, Grizzly Fund, Core ETF). Investing in medium and small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. The Fund considers smaller and medium capitalization companies to be those with market capitalization values within the combined range represented in the S&P SmallCap 600® and the S&P MidCap 400® Index. As of July 31, 2024, the combined market capitalization range of these two indexes was between approximately $150 million and $ 20.8 billion. Securities of medium and smaller capitalization issuers may be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.
Large Capitalization Risk (Core Investment Fund, Global Fund). Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.
Foreign and Emerging Markets Securities Risk (Core Investment Fund, Global Fund, Core ETF, Select Industries ETF). The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the recent armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East, may contribute to decreased liquidity and increased volatility in the financial markets. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy. The risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.

Currency Exchange Rate Risk (Core Investment Fund, Global Fund, Core ETF): Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s Underlying Investments with underlying foreign shares and the value of your Shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests through Underlying Investments depreciates against the U.S. dollar. This is true even if the local currency value of securities held by the Fund goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.
Depositary Receipts Risk (Core Investment Fund, Global Fund, Select Industries ETF). Depositary Receipts are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the social, political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk.
Short Sales Risk (Core Investment Fund, Global Fund, Grizzly Fund. Core ETF). The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its securities sold short increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open securities sold short. These expenses may negatively impact the performance of the Fund. Securities sold short introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Since a security’s price in theory has no maximum, there is also no maximum potential loss to the Fund for short sales and thus a potential risk of losing the entire value of the Fund's investment.
Asset Allocation Risk (Core Investment Fund, Global Fund, Core ETF). The Fund’s performance will also be affected by the Adviser’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests. For example, the Fund’s relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline. Finally, since the Fund intends to assume only prudent investment risk, there will be periods in which the Fund underperforms mutual funds that are willing to assume greater risk.
Quantitative Investment Approach and Model Risk (Core Investment Fund, Global Fund, Grizzly Fund, Core ETF, Select Industries ETF). The Fund utilizes a quantitative investment approach and proprietary models designed to assist the Adviser’s judgment about the attractiveness, value, and potential appreciation or depreciation of a particular security or instrument in which the Fund invests. While the Adviser continuously reviews and refines, if necessary, its investment approach and proprietary models, there is a risk that the quantitative investment approach and proprietary models may be inaccurate or depend on a poorly defined data collection, analysis, or assumptions, and there may be market conditions where the quantitative investment approach and proprietary models perform poorly. With respect to the Grizzly Fund, the Adviser’s Vulnerability Index is used to narrow down the 1500 stock universe to securities that appear to be attractive short sale candidates and to provide ongoing monitoring of the short positions that are held in the portfolio. There is a risk that the Vulnerability Index may not correctly identify stocks that will decline in price.
Liquidity Risk (Core Investment Fund, Global Fund, Grizzly Fund, Core ETF, Select Industries ETF). Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

High-Yield Securities Risk (Core ETF). The Fund may invest in Underlying Investments that primarily invest in high-yield securities (also known as “junk bonds”). Although high-yield securities generally pay higher rates of interest than investment grade bonds, high- yield securities are speculative, high risk investments that may cause income and principal losses for such Underlying Investments and, consequently, negatively affect the value of the Fund’s investment in such Underlying Investments. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. The Fund’s exposure to high-yield securities may subject it to a substantial degree of credit risk.
Options Risk (Core Investment Fund, Global Fund, Core ETF, Select Industries ETF). An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss.
Managed Futures Strategy/Commodities Risk (Core Investment Fund, Core ETF). Investments in managed futures programs may be subject to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments. The demand and supply of these commodities may also fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producers and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity investments may use derivatives, such as futures, options, and swaps, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).
Mortgage- and Asset-Backed Securities Risk (Core Investment Fund, Core ETF). Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset- backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment risk than residential mortgage-backed securities (“RMBS”), each of RMBS, CMBS and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks. See “Fixed Income Securities Risk” above. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn or rising interest rates. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.
Residential Mortgage-Backed Securities Risk. The Fund may invest in RMBS. Holders of RMBS bear various risks, including credit, market, interest rate, structural, and legal risks. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. RMBS are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS.
The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower. Certain mortgage loans may be of sub-prime credit quality (i.e., do not meet the customary credit standards of Fannie Mae and Freddie Mac). Delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. If a portfolio of RMBS is backed by loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions in the United States, residential mortgage loans may be more susceptible to geographic risks relating to such areas. Violation of laws, public policies, and principles designed to protect consumers may limit the servicer’s ability to collect all or part of the principal or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and administrative enforcement. Any such violation could also result in cash flow delays and losses on the related issue of RMBS. It is not expected that RMBS will be guaranteed or insured by any U.S. governmental agency or instrumentality or by any other person. Distributions on RMBS will depend solely upon the amount and timing of payments and other collections on the related underlying mortgage loans.
Non-Investment-Grade RMBS Risk. The Fund may invest in RMBS that are non-investment grade, which means that major rating agencies rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”). Non-investment grade RMBS tend to be less liquid, may have a higher risk of default, and may be more difficult to value than investment grade bonds. Recessions or poor economic or pricing conditions in the markets associated with RMBS may cause defaults or losses on loans underlying such securities. Non- investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not certain, which may impair the Fund’s performance and reduce the return on its investments.
Tax Law Change Risk (Core Investment Fund, Global Fund, Grizzly Fund, Select Industries ETF). All statements contained in this Prospectus regarding the U.S. federal income tax consequences of an investment in the Fund are based on current law, which is subject to change at any time, potentially with retroactive effect. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Code (some of which are set to expire in the next few years). More recently, the Inflation Reduction Act of 2022 will add a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. The excise tax on repurchases of stock may cause some corporations in which the Fund invests to reduce liquidity opportunities for its investors, which could potentially reduce the value of your investment in the Fund. Such legislation, as well as possible future U.S. tax legislation and administrative guidance, could materially affect the tax consequences of your investment in the Fund and the Fund’s investments or holding structures.
High Portfolio Turnover Risk (Global Fund). The Fund’s annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) The Fund’s portfolio turnover rate is calculated without regard to short positions intended to be held for less than a year and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher. High portfolio turnover will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by the Fund’s shareholders of increased taxes on realized gains. Distributions to the Fund’s shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.
Investment Company Risk (Core ETF). The risks of investing in investment companies, such as the Underlying Funds, typically reflect the risks of the underlying investments. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs are also subject to the following risks: (i) an ETF’s shares may trade at a market price above or below their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.
Sector Risk (Core Investment Fund, Global Fund, Core ETF, Select Industries ETF). To the extent the Fund invests in Underlying Investments that are more heavily invested in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. To the extent an Underlying Fund invests more heavily in one sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of Underlying Fund shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Underlying Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
MLP Risk (Core ETF). The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation, with fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP include risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
ETF Risks (Core ETF, Select Industries ETF): The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Cash Redemption Risk. The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of a security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs.
•Trading. Although shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares, and this could lead to differences between the market price of the shares and the underlying value of those shares

Cybersecurity Risk (Core Investment Fund, Global Fund, Grizzly Fund, Core ETF, Select Industries ETF). Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Funds, the Adviser and/or the Funds' service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Disclosure of Portfolio Holdings – Leuthold Mutual Funds
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

Disclosure of Portfolio Holdings – Leuthold ETFs

Information about each Fund’s daily portfolio holdings is available at https://funds.leutholdgroup.com. A complete description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

MANAGEMENT OF THE FUNDS
Leuthold Weeden Capital Management Manages Each Fund’s Investments
The Leuthold Group, LLC (d/b/a Leuthold Weeden Capital Management) is the investment adviser to each Fund. The Adviser’s address is 150 South Street, Suite 1700, Minneapolis, MN 55402.
The Adviser is the successor to Leuthold & Anderson, Inc., which commenced operations in 1987, and Leuthold, Weeden & Associates, L.P., which commenced operations in 1991, and has been each Fund’s only investment adviser. As the investment adviser to the Funds, the Adviser manages the investment portfolio for each Fund. It makes the decisions as to which securities to buy and which securities to sell.
Pursuant to an investment advisory agreement between each Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee. The following table identifies the annual advisory fee that each of the Funds pays to the Adviser:

Leuthold Core Investment Fund:	0.90%
Leuthold Global Fund:	0.90%
Leuthold Grizzly Short Fund:	1.25%
Leuthold Core ETF:	0.50%
Leuthold Select Industries ETF:	0.50%

As a result of the operating expenses limitation agreement and its related waivers and recoupments as discussed above, each Fund paid the Adviser the following in management fees for the fiscal year ended September 30, 2024:

Leuthold Core Investment Fund:	0.90%
Leuthold Global Fund:	0.89%
Leuthold Grizzly Short Fund:	1.25%
Leuthold Core ETF:	0.44%
Leuthold Select Industries ETF:	0.24%

A discussion regarding the basis for the Board of Trustees approving each of the investment advisory agreements with the Adviser will be available in the first shareholder report following the Funds' commencement of operations.
The following table identifies the portfolio managers for each of the Funds. The portfolio managers are equally responsible for the day-to-day management of the Funds that they manage.

Fund	PMs
Leuthold Core Investment Fund	Douglas R. Ramsey, CFA, Chun Wang, CFA, Greg M. Swenson, CFA, Scott D. Opsal, CFA

Leuthold Global Fund	Douglas R. Ramsey, CFA Chun Wang, CFA, Greg M. Swenson, CFA

Leuthold Grizzly Short Fund	Greg M. Swenson, CFA, Philip D. Segner, CFA

Leuthold Core ETF	Douglas R. Ramsey, CFA, Scott D. Opsal, CFA, Chun Wang, CFA

Leuthold Select Industries ETF	Chun Wang, CFA, Greg M. Swenson, CFA, Scott D. Opsal, CFA
Mr. Ramsey is the chief investment officer and a portfolio manager of the Adviser, and has been a senior analyst of The Leuthold Group since 2005. Prior to joining The Leuthold Group, Mr. Ramsey served as the Chief Investment Officer for Treis Capital Management from 2004 to 2005. Mr. Ramsey served as a portfolio manager for Principal Global Investors from 1997 through 2003.
Mr. Wang is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2009. Prior to joining The Leuthold Group, Mr. Wang was a Quantitative Equities Portfolio Manager and Head of Quantitative Research at LIM Advisors, a Hong Kong based Asia-Pacific focused multi-strategy hedge fund from 2007-2009. Prior to that, Mr. Wang was with Ned Davis Research from 1996-2007, rising to the position of Director of Research and Development.
Mr. Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006.
Mr. Segner is a portfolio manager of the Adviser, has been a senior analyst of The Leuthold Group since 2022, an institutional trader with the Leuthold Group since 2010, and was an analyst of the Leuthold Group between 2015-2022.
Mr. Opsal is a portfolio manager of the Adviser and has been Director of Research and Equities of The Leuthold Group since 2016. Prior to joining The Leuthold Group, Mr. Opsal was Director of the Applied Investments Program at the University of Wisconsin – Whitewater from 2011-2016. From 2003-2010, Mr. Opsal served as Head of Equities/Managing Director- Equities at Members Capital Advisors/Madison Investment Advisors.
Each portfolio manager of the Funds is jointly and primarily responsible for the day-to-day management of the applicable Fund.
The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Shareholder Servicing Plans – Leuthold Core Investment Fund and Leuthold Grizzly Short Fund
The Trust has adopted a Shareholder Servicing Plan under which the Leuthold Core Investment Fund's Retail Class Shares and shares of the Leuthold Grizzly Fund may pay a shareholder servicing plan fee of up to 0.25% of average daily net assets for non-distribution personal shareholder services provided to the Fund by financial institutions, including the Adviser or its affiliates. Non-distribution personal shareholder services for which such fees are paid may include, but are not limited to: establishing and maintaining shareholder accounts; processing subscriptions, redemptions, distributions, and tax reports; forwarding communications from the Fund to its shareholders; providing sub-accounting; responding to shareholder inquiries; and making modifications to shareholder account records and options. Because these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment.

Distributor
Quasar Distributors, LLC (the “Distributor”) is located at Three Canal Plaza, Suite 100, Portland, Maine 04101, and is the distributor for the shares of each Fund. The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Shares of the Funds are offered on a continuous basis.
With respect to the Leuthold Core ETF and Leuthold Select Industries ETF, Shares are continuously offered for sale by the Distributor only in Creation Units (as defined below) which only Authorized Participants (typically, broker-dealers) may purchase or redeem. The Distributor will not distribute Shares of the Leuthold Core ETF or Leuthold Select Industries ETF in amounts less than a Creation Unit.

Rule 12b-1 Distribution and Service Fees – Leuthold Global Fund, Leuthold Core ETF and Leuthold Select Industries ETF
The Trust has adopted a Rule 12b-1 Plan under which each of the Leuthold Global Fund, Leuthold Core ETF and Leuthold Select Industries ETF is authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related and/or shareholder services provided by such entities, an annual fee of up to 0.25% of the average daily net assets of the Leuthold Global Fund's Retail Class Shares as well as Shares of the Leuthold Core ETF and Leuthold Select Industries ETF. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders. Because the Distribution and Service (12b-1) Fees are paid on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.
With respect to the Leuthold Core ETF and Leuthold Select Industries ETF, no Rule 12b-1 fees are currently paid by each Fund, and there are no plans to impose these fees. However, in the event Distribution and Service (12b-1) Fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Service Fees – Other Payments to Third Parties
The Adviser, out of its own resources, and without additional cost to the Funds or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to a Funds’ shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

THE FUNDS’ SHARE PRICES – LEUTHOLD MUTUAL FUNDS
The price at which investors purchase shares of the Leuthold Core Investment Fund, Leuthold Global Fund, or Leuthold Grizzly Short Fund, and at which shareholders redeem shares of such Funds, is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. If the New York Stock Exchange is not open, then the Funds do not determine their net asset values, and investors may not purchase or redeem shares of the Funds. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the policies and procedures of the Fund and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.
Certain foreign securities may be valued at intraday market values in such foreign markets. Additionally, in the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. In addition, the Fund’s investments in smaller capitalization companies are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies. The Trust anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.
Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined later that day. They will process purchase orders that they receive and accept and redemption orders that they receive after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

PURCHASING SHARES OF LEUTHOLD MUTUAL FUNDS
Shares of the Leuthold Core Investment Fund, Leuthold Global Fund, and Leuthold Grizzly Short Fund may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens. As noted, investors generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.

How to Purchase Shares from the Funds
➣ Read this Prospectus carefully.
➣ Determine how much you want to invest, keeping in mind the following minimums. (The Funds reserve the right to waive or reduce the minimum initial investment amounts described below for purchases made through certain retirement, benefit, and pension plans, or for certain classes of shareholders):

New accounts
Leuthold Core Investment Fund (Institutional Class Shares)	$100,000
Leuthold Global Fund (Institutional Class Shares)	$100,000
Individual Retirement Accounts (other than Institutional Class Shares)	$ 1,000
Coverdell Education Savings Account	$ 1,000
All other accounts	$ 10,000	*
* The Funds may, but are not required to, accept initial investments of not less than $1,000 from investors who are related to, or affiliated with, shareholders who have invested $10,000 in the Funds.

Existing accounts
Dividend reinvestment	No Minimum
Automatic Investment Plan	$50
All other accounts	$100
➣ Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the Additional Investment Form attached to your Fund’s confirmation statements. (The Funds have additional Purchase Applications and Additional Investment Forms if you need them.) In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number, and permanent street address. The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. If the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. In the event that the Transfer Agent is unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s net asset value. If you have any questions, please call 1-800-273-6886.
➣ Make your check payable to “Leuthold Core Investment Fund,” “Leuthold Global Fund,” and “Leuthold Grizzly Short Fund,” as applicable. All checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Funds are unable to accept post dated checks or any conditional order or payment. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account for any payment check returned for any reason. The shareholder will also be responsible for any losses suffered by a Fund as a result.
Send the application and check to:

FOR FIRST CLASS MAIL
Leuthold Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
Leuthold Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue

Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Funds does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services, post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
If you are making an initial investment in the Funds, before you wire funds, please contact the transfer agent by phone (1-800-273-6886) to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established for you and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at the number above. You may then contact your bank to initiate the wire using the instructions you were given. Before sending any subsequent investments by wire, please contact the transfer agent to advise them of your intent to wire funds.
Funds should be wired to:

U.S. Bank N.A.
777 East Wisconsin Ave. Milwaukee, WI 53202
ABA #075000022

Credit:
U.S. Bancorp Fund Services, LLC Account #112-952-137

Further Credit:
(name of Fund to be purchased)
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Choosing a Share Class for the Leuthold Core Investment Fund or the Leuthold Global Fund
Each of the Leuthold Core Investment Fund and the Leuthold Global Fund offer two classes of shares, Retail Class Shares and Institutional Class Shares. The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums. Retail Class Shares of the Leuthold Core Investment Fund are subject to an annual shareholder servicing plan fee of up to 0.25% of the Fund’s average daily net assets allocable to Retail Class Shares, whereas Institutional Class Shares are not subject to any such fees. Retail Class Shares of the Leuthold Global Fund are subject to a Distribution and Service (12b-1) Fee of up to 0.25% of the applicable Fund’s average daily net assets allowable to Retail Class Shares, whereas Institutional Class Shares are not subject to any such fees. With respect to Institutional Class Shares of the Leuthold Core Investment Fund and the Leuthold Global Fund held by financial intermediaries in omnibus accounts, these Funds may pay a fee in respect of the provision of sub-transfer and related services to beneficial owners in omnibus accounts maintained by such financial intermediaries with these Funds.
Retail Class for open Funds are available for purchase by all types of investors. Institutional Class Shares are available only to shareholders who invest directly in the Leuthold Core Investment Fund or the Leuthold Global Fund or who invest through a broker-dealer, financial institution, or servicing agent that does not receive a service fee from the Fund or the Adviser. There is also a higher minimum initial investment requirement with respect to Institutional Class Shares. Institutional Class Shares may also be available on brokerage platforms of firms that have agreements with a Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Institutional Class Shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.
If you qualify as a purchaser of Institutional Class Shares, but your account is invested in Retail Class Shares, you may convert your Retail Class Shares to Institutional Class Shares, which have a lower expense ratio, based on the relative net asset values of the two Classes on the conversion date. This conversion feature is also available if you hold shares through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Funds’ distributor that specifically allows such conversions. In such instance, your shares may be automatically converted under certain circumstances.
Purchasing Shares from Broker-Dealers, Financial Institutions, and Others
Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.
The Funds may enter into agreements with broker- dealers, financial institutions, or other service providers (“Servicing Agents”) that may include the Funds as investment alternatives in the programs they offer or administer. Depending on your Servicing Agent’s arrangements with the Leuthold Core Investment Fund or the Leuthold Global Fund, you may qualify to purchase Institutional Class Shares, which are subject to lower ongoing expenses. Please see “Choosing a Share Class for the Leuthold Core Investment Fund or the Leuthold Global Fund” above for more information or contact your Servicing Agent. Servicing agents may:
➣ Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents may not be subject to the Funds’ minimum purchase requirement.
➣ Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds. Please contact your Servicing Agent for information regarding cut-off times for trading the Funds.
➣ Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.
➣ Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.
➣ Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on behalf of the Funds). This means that the Funds will process the purchase order at the net asset value which is determined following the Servicing Agent’s (or its designee’s) acceptance of the customer’s order.
If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus. Investors purchasing or redeeming through a servicing agent need to check with the servicing agent to determine whether the servicing agent has entered into an agreement with the Fund. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.
The Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers, to reimburse them for the marketing expenses they incur, or to pay for the opportunity to have them distribute the Funds. The amount of these payments is determined by the Funds and/or the Adviser and may differ among Servicing Agents. Such payments may provide incentives for Servicing Agents to make shares of the Funds available to their customers, and may allow the Funds greater access to such Servicing

Agents and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Funds.

Other Information about Purchasing Shares of the Leuthold Mutual Funds
The Funds may reject any share purchase application or any purchase for any reason. The Funds will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Funds.
The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares.
The Funds offer an automatic investment plan allowing shareholders to make purchases, in amounts of $50 or more, on a regular and convenient basis. To use this service, the shareholder must authorize the transfer of funds from their checking or savings account by completing the Automatic Investment Plan section of the Purchase Application and attaching either a voided check or pre-printed savings deposit slip. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The transfer agent is unable to debit mutual fund or pass-through accounts. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the transfer agent five days prior to effective date.
The Funds offer a telephone purchase option for subsequent purchases provided your account has been open for at least seven business days, pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Fund shares are purchased at the net asset value determined as of the close of regular trading on the day U.S. Bank Global Fund Services receives the purchase order. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The minimum transaction amount for a telephone purchase is $100.
The Funds offer the following retirement plans:

Traditional IRA
Roth IRA
SEP IRA
Simple IRA
The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them. Investors can obtain further information about the automatic investment plan, the telephone purchase plan, and the IRAs by calling 1-800-273-6886.

Householding
To reduce expenses, the Funds generally mail only one copy of the Funds’ shareholder documents, including prospectuses, shareholder reports, notices and proxy statements to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. This is referred to as “householding.” If you wish to discontinue householding and receive individual copies of these documents, please call us at 1-800-273-6886. Once the Funds receive notice to stop householding, they will begin sending individual copies thirty days after receiving the request. This policy does not apply to account statements.

REDEEMING SHARES - LEUTHOLD MUTUAL FUNDS
How to Redeem (Sell) Shares by Mail
To redeem shares of the Leuthold Core Investment Fund, Leuthold Global Fund, and Leuthold Grizzly Short Fund, prepare a letter of instruction containing:

➣ account number(s)
➣ the amount of money or number of shares being redeemed
➣ the name(s) on the account
➣ daytime phone number
➣ additional information that the Leuthold Core Investment Fund, Leuthold Global Fund, or Leuthold Grizzly Short Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds’ transfer agent, U.S. Bank Global Fund Services, in advance, at 1-800-273-6886 if you have any questions.
Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.
A signature guarantee, from either Medallion program member or a non-Medallion program member, is required in the following situations:
➣ When redemption proceeds are payable or sent to any person, address, or bank account not on record.
➣ The redemption request is received within 30 calendar days after an address change.
➣ If ownership is changed on your account.
In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to either waive the signature guarantee requirements or require a signature guarantee in other instances, based on the circumstances related to the particular situation. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agent Medallion Program (STAMP).
A notarized signature is not an acceptable substitute for a signature guarantee.
Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. Send the letter of instruction to:

FOR FIRST CLASS MAIL
Leuthold Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
Leuthold Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.

How to Redeem (Sell) Shares by Telephone
Instruct U.S. Bank Global Fund Services that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. Shares held in IRA and other retirement accounts may be redeemed by telephone at 1-800-273-6886. Investors will be asked whether or not to withhold taxes from any distribution. In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the transfer agent. The request must be signed by each shareholder of the account and may require a signature guarantee. Further documentation may be requested from corporations, executors, administrators, trustees, and guardians.
Assemble the same information that you would include in the letter of instruction for a written redemption request. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
Call U.S. Bank Global Fund Services at 1-800-273-6886. Please do not call the Funds or the Adviser.

How to Redeem using a Systematic Withdrawal Plan
Instruct U.S. Bank Global Fund Services that you want to set up a Systematic Withdrawal Plan. This can be done by completing the appropriate section on the Purchase Application. You may choose to receive a minimum amount of $100, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. If the withdrawal date selected is a non- business day, your withdrawal will be processed on the following business day. Payments can be made by check to your address of record, or by electronic funds transfer through the Automated Clearing House (ACH) network directly to your predetermined bank account. Your Fund account must have a minimum balance of $10,000 to participate in this Plan. This Plan may be terminated at any time by the Funds and you may terminate the Plan by contacting U.S. Bank Global Fund Services in writing. Any notification of change or termination should be provided to the transfer agent in writing at least five days prior to effective date. The Systematic Withdrawal Plan is not available to holders of Institutional Class Shares of the Leuthold Core Investment Fund or the Leuthold Global Fund.
A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.
How to Redeem (Sell) Shares through Servicing Agents
If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price
The redemption price per share you receive for redemption requests is the next determined net asset value after:
➣ U.S. Bank Global Fund Services receives your written request in proper form with all required information.
➣ U.S. Bank Global Fund Services receives your authorized telephone request with all required information.
➣ A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

Payment of Redemption Proceeds
➣    For those shareholders who redeem shares by mail, U.S. Bank Global Fund Services will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include redeeming in kind. In-kind redemptions may be in the form of pro-rata slices of a Fund’s portfolio, individual securities or a representative basket of securities. A shareholder will be exposed to market risk until the readily marketable securities are converted to cash and may incur transaction expenses in converting these securities to cash. Shareholders who receive a redemption “in kind” may incur costs upon the subsequent disposition of such securities.
➣    For those shareholders who redeem by telephone, U.S. Bank Global Fund Services will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes two to three business days to reach the shareholder’s account whereas U.S. Bank Global Fund Services generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct U.S. Bank Global Fund Services to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.
➣    Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.
➣    The Leuthold Global Fund and the Leuthold Core Investment Fund impose a redemption fee equal to 2% of the dollar value of the shares redeemed within five business days of the date of purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or through the automatic investment plan, shares held in retirement plans (if the plans request a waiver of the fee), or shares redeemed through designated systematic withdrawal plans.

Other Redemption Considerations
When redeeming shares of the Funds, shareholders should consider the following:
➣ The redemption may result in a taxable gain.
➣ Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.
➣ The Funds may delay the payment of redemption proceeds for up to seven days in all cases. In addition, the Fund can suspend redemptions and/ or postpone payments or redemption proceeds beyond seven days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.
➣ If you purchased shares by check or electronic funds transfer through the ACH network, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the purchase amount has cleared (which may take up to 15 days from the date of purchase). Shareholders can avoid this delay by utilizing the wire purchase option.
➣ U.S. Bank Global Fund Services will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.
➣ U.S. Bank Global Fund Services will not accept telephone redemption requests made within 30 days after an address change.
➣ The Funds reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds and U.S. Bank Global Fund Services may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bank Global Fund Services will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact U.S. Bank Global Fund Services by telephone, he or she should make a redemption request in writing in the manner described earlier.
➣ U.S. Bank Global Fund Services currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.
➣ The Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Board of Trustees, including, for example and not limited to, (1) if the shareholder fails to provide the Funds with identification required by law; (2) if the Funds are unable to verify the information received from the shareholder; and (3) to reimburse a Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
➣ If your account balance falls below $1,000 with respect to Retail Class Shares (or shares of the Grizzly Fund), or falls below $1,000,000 with respect to Institutional Class Shares, for any reason, you will be given 60 days to make additional investments so that your account balance is $1,000 or more, or $1,000,000 or more, as applicable. If you do not, the Fund may close your account and mail the redemption proceeds to you, or, with respect to Institutional Class Shares, the Fund may convert your Institutional Class Shares to Retail Class Shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Institutional Class Shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class Shares.
➣ Depending on your Service Agent, you may be charged a fee at the time of redemption and some Service Agents may impose a holding period different from that of the Fund.

Frequent Purchases and Redemptions of Shares of the Funds
Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders of such Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Trust's Board of Trustees discourages frequent purchases and redemptions of shares of the Leuthold Global Fund and the Leuthold Core Investment Fund by:
1.Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in frequent purchases and redemptions of fund shares;
2.Imposing a 2% redemption fee on redemptions or exchanges that occur within 5 business days of the share purchase.
The redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within a Fund as long as the money never leaves such Fund; (iii) redemptions in-kind; (iv) broker wrap fee and other fee-based programs (if the Funds have determined that a program’s investment strategy is not expected to result in frequent trading or that the program has adopted procedures reasonably designed to detect and deter frequent trading); and (v) retirement plans, including 401(k) or 403(b) plans or plans administered as college savings programs under Section 529 of the Internal Revenue Code (if the plans request and receive a waiver of the fee).
The Funds also permit waivers of the redemption fee for the following transactions:
➣ Redemptions due to small balance maintenance fees;
➣ Redemptions related to death or due to a divorce decree;
➣ Certain types of IRA account or broker account transactions, including: redemptions pursuant to systematic withdrawal programs, auto-rebalancing, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
➣ Certain types of employer-sponsored and 403(b) retirement plan transactions (if the retirement plan has not received a waiver), including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.
These Funds rely on intermediaries to determine when a redemption occurs within 5 business days of purchase. Shareholders purchasing shares through an intermediary should contact the intermediary or refer to their account agreement or plan document for information about how the redemption fee for transactions in the intermediary’s omnibus accounts works and any differences between the Fund’s redemption fee procedures and the intermediary’s redemption fee procedures. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although these Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.
In addition to the circumstances previously noted, the Funds reserve the right to waive the redemption fee at their discretion where they believe such waiver is in the best interests of the Funds, including but not limited to when they determine that imposition of the redemption fee is not necessary to protect the Funds from the effects of short-term trading. In addition, the Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.
The Leuthold Grizzly Short Fund generally accommodates frequent purchases and redemptions of its shares notwithstanding the potential harm to the Leuthold Grizzly Short Fund’s other shareholders. The Board of Trustees believes it likely that a significant number of investors in the Leuthold Grizzly Short Fund are not long-term investors because of the rising stock market risk associated with short selling of the Leuthold Grizzly Short Fund. Although the Leuthold Grizzly Short Fund generally accommodates frequent purchases and redemptions of its shares, it reserves the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in potentially disruptive purchases and redemptions of its shares.

Inactive Accounts
Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Funds are unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.
Shareholders with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

EXCHANGING SHARES – LEUTHOLD MUTUAL FUNDS
Eligible Funds
Retail Class Shares of the Leuthold Core Investment Fund, Leuthold Global Fund, or Leuthold Grizzly Short Fund may be exchanged for shares of:
➣ Leuthold Global Fund (Retail Class only)
➣ Leuthold Grizzly Short Fund
➣ Leuthold Core Investment Fund (Retail Class only)
➣ First American Retail Prime Obligations Fund
at their relative net asset values. Institutional Class Shares of the Funds may be exchanged for Retail Class Shares or Institutional Class Shares of the other Leuthold Funds or for shares of the First American Retail Prime Obligations Fund at their relative net asset values. An affiliate of U.S. Bank Global Fund Services advises First American Retail Prime Obligations Fund, a money market mutual fund. The Adviser or the Funds may receive fees for providing product support services related to First American Retail Prime Obligations Fund, which are shareholder services and other services of an administrative and clerical nature only. The receipt of such fees could create a conflict of interest. This risk is mitigated by ensuring that the Adviser and the Fund make no recommendations regarding any investments in First American Retail Prime Obligations Fund, and are making no such recommendation herein, and by ensuring that they receive no compensation in connection with any purchase of the First American Retail Prime Obligations Fund or any distribution related activities of the First American Retail Prime Obligations Fund. Please call 1-800-273-6886 for a prospectus describing First American Retail Prime Obligations Fund. You may have a taxable gain or loss as a result of an exchange because an exchange is treated as a sale of shares for federal income tax purposes. The Leuthold Global Fund and the Leuthold Core Investment Fund impose a fee equal to 2% of the dollar value of the shares exchanged within five business days of the date of purchase. This fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans, or shares redeemed through designated systematic withdrawal plans.
The exchange fee operates in the same manner as the redemption fee discussed under the caption “Frequent Purchases and Redemptions of Shares of the Funds” on page 66, including the ability of the Funds to waive the exchange fee in certain limited circumstances.

How to Exchange Shares
1.Read this Prospectus (and, if applicable, the prospectus for First American Prime Obligations Fund) carefully.
2.Determine the number of shares you want to exchange (between identically registered accounts) keeping in mind that exchanges are subject to a $10,000 minimum.
3.Call U.S. Bank Global Fund Services at 1-800-273-6886. The transfer agent currently charges a fee of $5 when exchanging proceeds by telephone. You may also make an exchange by writing to Leuthold Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

HOW TO BUY AND SELL SHARES – LEUTHOLD ETFS
The Leuthold Core ETF and Leuthold Select Industries ETF each issue and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. Each Fund generally issues and redeems Creation Units in exchange for a portfolio of securities, assets or other positions closely approximating the holdings of the Fund (referred to as a “basket” or “Deposit Securities”) and an amount of U.S. cash to account for any difference between the value of the basket and the net asset value of the Creation Units.
Only APs may acquire Shares directly from the Funds, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker- dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Funds' transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Each Fund is permitted to use custom baskets (namely, a basket that is composed of a non-representative selection of the Fund’s portfolio holdings or a representative basket that is different from the initial basket used in transactions on the same business day) if their use is in the best interests of the Fund and its shareholders. The Funds maintain written policies and procedures that set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, including the process for any revisions to, or deviations from, those parameters; and specify the titles or roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters. Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book-Entry
Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange
Trading prices of Shares on the Exchange may differ from a Fund’s daily NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. Each Fund is not involved in or responsible for any aspect of the calculation or dissemination of the IIV and makes no representation or warranty as to the accuracy of the IIV. If the calculation of the IIV is based on the basket of Deposit Securities and/or a designated amount of U.S. cash, such IIV may not represent the best possible valuation of a Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the current Fund portfolio at a particular point in time and does not include a reduction for the fees, operating expenses, or transaction costs incurred by the Fund. The IIV should not be viewed as a “real-time” update of a Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares
Each Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, each Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, each Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Funds and the Adviser reserve the right to reject any purchase order at any time.
Determination of NAV
Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, each day the New York Stock Exchange is open for business. The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. If the NYSE closes early on a valuation day, each Fund shall determine its net asset value as of that time.
The NAV is calculated by dividing a Fund’s net assets by its Shares outstanding. In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).

Fair Value Pricing
When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the policies and procedures of the Fund and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.
Certain foreign securities may be valued at intraday market values in such foreign markets. Additionally, in the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. In addition, the Fund’s investments in smaller capitalization companies are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies. The Trust anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in another registered investment company beyond the limits set forth in Section 12(d) (1), subject to certain SEC rules, including Rule 12d1-4. Rule 12d1-4 allows, subject to certain conditions, a Fund to invest in other registered investment companies and other registered investment companies to invest in a Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act. In order for a registered investment company to invest in shares of a Fund beyond the limitations of Section 12(d)(1), the registered investment company must enter into an agreement with the Fund and comply with certain terms and conditions set forth in Rule 12d1-4.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of shareholder documents, including prospectuses, shareholder reports, notices and proxy statements, please contact your broker- dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES — LEUTHOLD MUTUAL FUNDS
The Leuthold Core Investment Fund, Leuthold Global Fund, and Leuthold Grizzly Short Fund distribute substantially all of their net investment income quarterly and substantially all of their capital gains annually. You have four distribution options:
Automatic Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional shares of the Funds.
Cash Dividend or Capital Gain Option – Dividends will be paid in cash and capital gains will be reinvested in additional shares of the Funds, or dividends will be reinvested in additional shares and capital gains will be paid in cash.
All Cash Option – Both dividend and capital gains distributions will be paid in cash.
You may independently elect cash or reinvestment for dividends and capital gains.
If you elect to receive your distribution in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the Funds’ then current net asset value and to reinvest subsequent distributions.
You may make your distribution election on the Purchase Application. You may change your election by writing to U.S. Bank Global Fund Services or by calling 1-800-273-6886 at least five days prior to the record date of the next distribution.
The following discussion regarding federal income taxes summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax- advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.
Each Fund has elected to be treated and intends to qualify each year as a regulated investment company (RIC). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.
Each Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal, state, and local income tax. These distributions may be taxed as ordinary income (although a portion of each Fund’s dividends may be taxable to investors at the lower rate applicable to dividend income) and long-term capital gains.
Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.
If you purchase shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase shares of a Fund that has appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. Each Fund has built up, or has the potential to build up, high levels of unrealized appreciation.
Each Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.
In general, when a shareholder sells Fund shares, the Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold. You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax advisor.
If you hold shares in a Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.
When you receive a distribution from a Fund or redeem shares, you may be subject to backup withholding.

DIVIDENDS, DISTRIBUTIONS, AND TAXES — LEUTHOLD ETFS
The following discussion regarding U.S. federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting Leuthold Core ETF and Leuthold Select Industries ETF and you as a shareholder. It does not apply to foreign or tax-exempt shareholders, those holding Shares through a tax-advantaged account, such as a 401(k) plan or IRA, or those acquiring or disposing of Creation Units. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.
Each Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.

Dividends and Distributions, Generally
Each Fund intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information, based on current law. Your investment in the Funds may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.
Unless your investment in Shares is made through a tax- exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange; and when you purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions
Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. A Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal, state and local income tax. These distributions may be taxed as ordinary income (although a portion of the Fund’s dividends may be taxable to investors at the lower rate applicable to dividend income) and long- term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Dividends received by a Fund from a REIT may be treated as qualified dividend income generally only to the extent so reported by such REIT.
Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
If you purchase Shares shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase Shares and a Fund has appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has the potential to build up, high levels of unrealized appreciation.
If you are a resident or a citizen of the United States, by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.
Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When Shares are Sold on the Exchange
Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long- term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.
Foreign Taxes. To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. Since a Fund may invest in the securities of a foreign issuer, it can elect to “pass-through” foreign taxes paid by the Fund to its shareholders who, subject to certain limitations, can elect to credit such taxes against their own U.S. federal income tax liability or claim them as a credit. No assurance can be provided that the Fund can or will make such an election.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section titled, “Federal Income Taxes” in the SAI.

INDEX AND CATEGORY DESCRIPTIONS
S&P 500® Index
The S&P 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible. The S&P 500® Index is a trademark of Standard & Poor’s Financial Services LLC. The index is used herein for comparative purposes in accordance with SEC regulations.

Morningstar Tactical Allocation Category Average
The Morningstar Tactical Allocation Category Average is comprised of funds that incorporate a tactical asset allocation strategy which is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes. The results of the underlying funds in the category average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes. A direct investment in a category average is not possible. A category average differs from an index in material ways, including the fact that a fund’s own performance may be included in the category average and that long-term category performance has a survivor bias.

Morningstar Global Tactical Allocation Category Average
The Morningstar Global Tactical Allocation Category Average measures the performance of a multi-asset class portfolio of global equities, global bonds and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds.The results of the underlying funds in the category average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes. A direct investment in a category average is not possible. A category average differs from an index in material ways, including the fact that a fund’s own performance may be included in the category average and that long-term category performance has a survivor bias.

Bloomberg Global Aggregate Index
The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity. The index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible. The index is used herein for comparative purposes in accordance with SEC regulations.
MSCI ACWI Index
The MSCI All Country World Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 27 emerging markets. The index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible. The index is used herein for comparative purposes in accordance with SEC regulations.
S&P MidCap 400® Index
The S&P MidCap 400® Index is a capitalization-weighted index, which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31,

1990. A direct investment in an index is not possible. The S&P MidCap 400® Index is a trademark of Standard & Poor’s Financial Services LLC. The index is used herein for comparative purposes in accordance with SEC regulations.
S&P SmallCap 600® Index
The S&P SmallCap 600® Index is an index of small-cap stocks which tracks a broad range of small-sized companies that meet specific liquidity and stability requirements. This is determined by specific metrics such as public float, market capitalization, and financial viability among a few other factors. Market capitalization, for instance, must fall between $450 million and $2.1 billion to ensure individual assets do not overlap with the larger S&P 500 or mid-cap S&P 400 indexes. A direct investment in an index is not possible. The S&P SmallCap 600® Index is a trademark of Standard & Poor’s Financial Services LLC. The index is used herein for comparative purposes in accordance with SEC regulations.
S&P 1500® Index
The S&P 1500® Index is a stock market index of U.S. stocks that includes all stocks in the S&P 500, S&P MidCap 400®, and the S&P SmallCap 600. This index covers approximately 90% of the market capitalization of U.S. stocks and is a broad measure of the U.S. equity market. The S&P 1500® Index is a trademark of Standard & Poor’s Financial Services LLC. The index is used herein for comparative purposes in accordance with SEC regulations.

PREMIUM/DISCOUNT INFORMATION – LEUTHOLD ETFS
Information regarding how often Shares of Leuthold Core ETF and Leuthold Select Industries ETF traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Fund’s website at https://funds.leutholdgroup.com.

ADDITIONAL NOTICES – LEUTHOLD ETFS
Shares of Leuthold Core ETF and Leuthold Select Industries ETF are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.
FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of each of the Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Grizzly Short Fund, Leuthold Core ETF, and the Leuthold Select Industries ETF for the lesser of the period of its operations or five years. Certain information reflects financial results for a single Fund share outstanding throughout the period indicated. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements of the Core Predecessor Fund, Global Predecessor Fund, Grizzly Predecessor, Core Predecessor ETF and Select Industries Predecessor Fund, (together, the “Predecessor Funds”), audited by Cohen & Company, Ltd., the Predecessor Funds’ Independent Registered Public Accounting Firm, for the fiscal years ended September 30, 2024, September 30, 2023 and September 30, 2022, and by other auditors for prior years. These reports along with the Predecessor Funds’ financial statements are included in the Annual Report which is available upon request.

Leuthold Core Investment Fund - Retail - LCORX
Financial Highlights

	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020

Per Share Data(1):
Net asset value, beginning of period	$20.51	$20.03	$22.91	$19.70	$18.77
Income (loss) from investment operations:
Net investment income (loss)(2)	0.32	0.31	0.07	0.07	0.00	(3)
Net realized and unrealized gains on investments and securities sold short	3.54	1.79	(1.80)	3.17	1.24
Total from investment operations	3.86	2.10	(1.73)	3.24	1.24

Less distributions:
From net investment income	(0.30)	(0.18)	—	—	(0.04)
From net realized gains	(0.91)	(1.44)	(1.15)	(0.03)	(0.27)
Total distributions	(1.21)	(1.62)	(1.15)	(0.03)	(0.31)

Redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$23.16	$20.51	$20.03	$22.91	$19.70

Total Return	19.62%	10.75%	(8.19%)	16.44%	6.72%

Supplemental data and ratios:
Net assets, end of period (thousands)	$256,368	$239,838	$247,766	$286,984	$276,018
Ratio of expenses to average net assets(4)	1.40%	1.39%	1.34%	1.36%	1.34%
Ratio of net investment income (loss) to average net assets(5)	1.46%	1.53%	0.33%	(0.31%)	0.00%
Portfolio turnover rate(6)	39.54%	68.00%	64.62%	41.42%	60.08%

(1)For a share outstanding throughout the period. Rounded to the nearest cent.
(2)Net investment income (loss) per share is calculated based on average shares outstanding.
(3)Amount represents less than $0.005 per share.
(4)The ratio of expenses to average net assets includes dividends and interest on securities sold short and other extraordinary expenses. The expense ratios excluding dividends and interest on securities sold short and other extraordinary expenses were 1.22% for the year ended September 30, 2024, 1.23% for the year ended September 30, 2023, 1.16% for the year ended September 30, 2022, 1.23% for the year ended September 30, 2021, and 1.20% for the year ended September 30, 2020.
(5)The net investment income ratios include dividends and interest on securities sold short and other extraordinary expenses.
(6)The portfolio turnover rate excludes purchases and sales of securities sold short.

Leuthold Core Investment Fund - Institutional - LCRIX
Financial Highlights

	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020

Per Share Data(1):
Net asset value, beginning of period	$20.61	$20.12	$22.98	$19.74	$18.81
Income from investment operations:
Net investment income (loss)(2)	0.34	0.34	0.09	(0.05)	0.02
Net realized and unrealized gains (losses) on investments and securities sold short	3.56	1.79	(1.80)	3.32	1.23
Total from investment operations	3.90	2.13	(1.71)	3.27	1.25

Less distributions:
From net investment income	(0.31)	(0.20)	—	—	(0.05)
From net realized gains	(0.91)	(1.44)	(1.15)	(0.03)	(0.27)
Total distributions	(1.22)	(1.64)	(1.15)	(0.03)	(0.32)

Redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$23.29	$20.61	$20.12	$22.98	$19.74

Total Return	19.71%	10.83%	(8.08%)	16.56%	6.76%

Supplemental data and ratios:
Net assets, end of period (thousands)	$315,274	$252,201	$258,752	$305,516	$268,934
Ratio of expenses to average net assets(4)	1.31%	1.29%	1.26%	1.26%	1.25%
Ratio of net investment income (loss) to average net assets(5)	1.55%	1.63%	0.42%	(0.21%)	0.10%
Portfolio turnover rate(6)	39.54%	68.00%	64.62%	41.42%	60.08%
(1)For a share outstanding throughout the period. Rounded to the nearest cent.
(2)Net investment income (loss) per share is calculated based on average shares outstanding.
(3)Amount represents less than $0.005 per share.
(4)The ratio of expenses to average net assets includes dividends and interest on securities sold short and other extraordinary expenses. The expense ratios excluding dividends and interest on securities sold short and other extraordinary expenses 1.13% for the year ended September 30, 2024, were 1.13% for the year ended September 30, 2023, 1.10% for the year ended September 30, 2022, 1.13% for the year ended September 30, 2021, and 1.11% for the year ended September 30, 2020.
(5)The net investment income ratios include dividends and interest on securities sold short and other extraordinary expenses.
(6)The portfolio turnover rate excludes purchases and sales of securities sold short.

Leuthold Global Fund - Retail - GLBLX
Financial Highlights

	Year Ended September 30, 2024		Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020

Per Share Data(1):
Net asset value, beginning of period	$8.89		$8.55	$9.72	$8.24		$8.09
Income (loss) from investment operations:
Net investment income (loss)(2)	0.13		0.16	0.11	(0.05)		0.00	(3)
Net realized and unrealized gains (losses) on investments and securities sold short	1.03		0.60	(1.05)	1.53		0.21
Total from investment operations	1.16		0.76	(0.94)	1.48		0.21

Less distributions:
From net investment income	(0.23)		(0.09)	(0.04)	(0.00)	(3)	(0.06)
From net realized gains	—		(0.33)	(0.19)	—		—
Total distributions	(0.23)		(0.42)	(0.23)	—		(0.06)

Redemption fees	0.00	(3)	—	—	—		—
Net asset value, end of period	$9.82		$8.89	$8.55	$9.72		$8.24

Total Return	13.24%		8.96%	(9.92%)	18.01%		2.56%

Supplemental data and ratios:
Net assets, end of period (thousands)	$3,429		$3,837	$4,608	$5,691		$4,690
Ratio of expenses to average net assets(4)
Before expense reimbursement and recovery	2.31%		2.16%	1.96%	1.97%		1.94%
After expense reimbursement and recovery	2.30%		2.16%	1.96%	2.01%		1.91%
Ratio of net investment income (loss) to average net assets(5)
Before expense reimbursement and recovery	1.41%		1.84%	1.14%	(0.44%)		(0.03%)
After expense reimbursement and recovery	1.42%		1.84%	1.14%	(0.48%)		0.01%
Portfolio turnover rate(6)	55.57%		67.20%	54.13%	49.39%		55.31%
(1)For a share outstanding throughout the period. Rounded to the nearest cent.
(2)Net investment income (loss) per share is calculated based on average shares outstanding.
(3)Amount represents less than $0.005 per share.
(4)The ratio of expenses to average net assets includes dividends and interest on securities sold short and other extraordinary expenses. The expense ratios excluding dividends and interest on securities sold short and other extraordinary expenses before and after expense reimbursement and recovery were 2.05% and 2.04% for the year ended September 30, 2024, 1.91% and 1.91% for the year ended September 30, 2023, 1.65% and 1.65% for the year ended September 30, 2022, 1.73% and 1.78% for the year ended September 30, 2021, and 1.74% and 1.69% for the year ended September 30, 2020, respectively.
(5)The net investment income ratios include dividends and interest on securities sold short and other extraordinary expenses.
(6)The portfolio turnover rate excludes purchases and sales of securities sold short.

Leuthold Global Fund - Institutional - GLBIX
Financial Highlights

	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020

Per Share Data(1):
Net asset value, beginning of period	$9.04	$8.67	$9.86	$8.38		$8.21
Income (loss) from investment operations:
Net investment income (loss)(2)	0.16	0.19	0.12	(0.04)		0.02
Net realized and unrealized gains (losses) on investments and securities sold short	1.04	0.61	(1.07)	1.54		0.21
Total from investment operations	1.20	0.80	(0.95)	1.50		0.23

Less distributions:
From net investment income	(0.23)	(0.10)	(0.05)	(0.02)		(0.06)
From net realized gains	—	(0.33)	(0.19)	—		—
Total distributions	(0.23)	(0.43)	(0.24)	(0.02)		(0.06)

Redemption fees	—	—	—	0.00	(3)	0.00	(3)
Net asset value, end of period	$10.01	$9.04	$8.67	$9.86		$8.38

Total Return	13.40%	9.26%	(9.90%)	17.96%		2.79%

Supplemental data and ratios:
Net assets, end of period (thousands)	$17,462	$20,464	$20,143	$22,939		$21,097
Ratio of expenses to average net assets(4)
Before expense reimbursement and recovery	2.06%	1.91%	1.87%	1.90%		1.73%
After expense reimbursement and recovery	2.05%	1.91%	1.87%	1.95%		1.69%
Ratio of net investment income (loss) to average net assets(5)
Before expense reimbursement and recovery	1.64%	2.12%	1.28%	(0.40%)		0.17%
After expense reimbursement and recovery	1.65%	2.12%	1.28%	(0.45%)		0.21%
Portfolio turnover rate(6)	55.57%	67.20%	54.13%	49.39%		55.31%
(1)For a share outstanding throughout the period. Rounded to the nearest cent.
(2)Net investment income (loss) per share is calculated based on average shares outstanding.
(3)Amount represents less than $0.005 per share.
(4)The ratio of expenses to average net assets includes dividends and interest on securities sold short and other extraordinary expenses. The expense ratios excluding dividends and interest on securities sold short and other extraordinary expenses before and after expense reimbursement and recovery were 1.80% and 1.79% for the year ended September 30, 2024, 1.66% and 1.66% for the year ended September 30, 2023, 1.57% and 1.57% for the year ended September 30, 2022, 1.66% and 1.71% for the year ended September 30, 2021, and 1.53% and 1.49% for the year ended September 30, 2020, respectively.
(5)The net investment income ratios include dividends and interest on securities sold short and other extraordinary expenses.
(6)The portfolio turnover rate excludes purchases and sales of securities sold short.

Leuthold Grizzly Short Fund - GRZZX
Financial Highlights

	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020

Per Share Data(1):
Net asset value, beginning of period	$7.39	$9.25	$7.15	$10.82	$16.15
Income (loss) from investment operations:
Net investment income (loss)(2)	0.48	0.39	(0.10)	(0.23)	(0.31)
Net realized and unrealized gains (losses) on investments and securities sold short	(1.50)	(1.95)	2.20	(3.44)	(5.01)
Total from investment operations	(1.02)	(1.56)	2.10	(3.67)	(5.32)

Less distributions:
From net investment income	(0.52)	(0.30)	—	—	(0.01)
From net realized gains	—	—	—	—	—
Total distributions	(0.52)	(0.30)	—	—	(0.01)
Net asset value, end of period	$5.85	$7.39	$9.25	$7.15	$10.82

Total Return	(14.14%)	(16.77%)	29.37%	(33.92%)	(32.96%)

Supplemental data and ratios:
Net assets, end of period (thousands)	$53,932	$110,330	$197,384	$60,697	$123,140
Ratio of expenses to average net assets(3)	2.91%	2.71%	2.68%	2.93%	2.84%
Ratio of net investment income (loss) to average net assets(4)	7.11%	4.99%	(1.22%)	(2.93%)	(2.23%)
Portfolio turnover rate(5)	0.00%	0.00%	0.00%	0.00%	0.00%
(1)For a share outstanding throughout the period. Rounded to the nearest cent.
(2)Net investment income (loss) per share is calculated based on average shares outstanding.
(3)The ratio of expenses to average net assets includes dividends and interest on securities sold short and other extraordinary expenses. The expense ratios excluding dividends and interest on securities sold short and other extraordinary expenses 1.66% for the year ended September 30, 2024, were 1.63% for the year ended September 30, 2023, 1.61% for the year ended September 30, 2022, 1.68% for the year ended September 30, 2021, and 1.24% for the year ended September 30, 2020.
(4)The net investment income ratios include dividends and interest on securities sold short and/or other extraordinary expenses.
(5)The portfolio turnover rate excludes purchases and sales of securities sold short.

Leuthold Core ETF - LCR
Financial Highlights

	Year Ended September 30, 2024		Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020 (1)

Per Share Data(2):
Net asset value, beginning of period	$30.30		$27.49	$30.06	$26.63	$25.00
Income (loss) from investment operations:
Net investment income (3)	0.61		0.51	0.26	0.06	0.08
Net realized and unrealized gains (losses) on investments and securities sold short	4.99		2.52	(2.76)	3.55	1.55
Total from investment operations	5.60		3.03	(2.50)	3.61	1.63

Less distributions:
From net investment income	(0.51)		(0.22)	(0.07)	(0.18)	—
From net realized gains	—		—	—	—	—
Total distributions	(0.51)		(0.22)	(0.07)	(0.18)	—
Net asset value, end of period	$35.39		$30.30	$27.49	$30.06	$26.63

Total Return	18.67%		11.03%	(8.34%)	13.59%	6.52%

Supplemental data and ratios:
Net assets, end of period (thousands)	$88,465		$66,659	$35,741	$15,030	$11,317
Ratio of expenses to average net assets:
Before expense reimbursement and recovery	0.71%	(4)	0.73%	0.98%	1.43%	3.31%	(6)
After expense reimbursement and recovery	0.66%	(4)	0.65%	0.65%	0.65%	0.65%	(6)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement and recovery	1.79%	(5)	1.63%	0.55%	(0.59%)	(2.23%)	(6)
After expense reimbursement and recovery	1.84%	(5)	1.71%	0.88%	0.19%	0.43%	(6)
Portfolio Turnover	39.78%		50.36%	31.03%	70.83%	47.53%
(1)Fund commenced operations on January 6, 2020. Information presented is for the period January 6, 2020 through September 30, 2020.
(2)For a share outstanding throughout the period. Rounded to the nearest cent.
(3)Net investment income (loss) per share is calculated based on average shares outstanding.
(4)The ratio of expenses to average net assets includes other extraordinary expenses. The expense ratios excluding other extraordinary expenses before and after expense reimbursement and recovery were 0.70% and 0.65% for the year ended September 30, 2024.
(5)The net investment income ratios include other extraordinary expenses.
(6)Annualized.

Leuthold Select Industries ETF - LST
(formerly, Leuthold Select Industries Fund)
Financial Highlights

	Year Ended September 30, 2024		Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020

Per Share Data(1):
Net asset value, beginning of period	$32.15		$26.69	$33.85	$27.06	$25.02
Income (loss) from investment operations:
Net investment income (loss)(2)	(0.09)		0.10	0.09	(0.10)	(0.04)
Net realized and unrealized gains on investments	9.63		5.80	(5.09)	8.85	2.81
Total from investment operations	9.54		5.90	(5.00)	8.75	2.77

Less distributions:
From net investment income	—		(0.44)	(0.08)	—	—
From net realized gains	(1.29)		—	(2.08)	(1.96)	(0.73)
Total distributions	(1.29)		(0.44)	(2.16)	(1.96)	(0.73)
Net asset value, end of period	$40.40		$32.15	$26.69	$33.85	$27.06

Total Return	30.67%		22.23%	(16.21%)	34.14%	11.28%

Supplemental data and ratios:
Net assets, end of period (thousands)	$14,772		$13,611	$11,965	$14,741	$8,677
Ratio of expenses to average net assets:
Before expense reimbursement and recovery	1.79%	(3)	1.87%	1.86%	2.03%	2.75%
After expense reimbursement and recovery	1.51%	(3)	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement and recovery	(0.55%)	(4)	(0.04%)	(0.07%)	(0.84%)	(1.40%)
After expense reimbursement and recovery	(0.26%)	(4)	0.33%	0.29%	(0.31%)	(0.16%)
Portfolio Turnover	52.52%		103.61%	105.72%	62.93%	73.99%
(1)For a share outstanding throughout the period. Rounded to the nearest cent.
(2)Net investment income (loss) per share is calculated based on average shares outstanding.
(3)The ratio of expenses to average net assets includes other extraordinary expenses. The expense ratios excluding other extraordinary expenses before and after expense reimbursement and recovery were 1.78% and 1.50% for the year ended September 30, 2024.
(4)The net investment income ratios include other extraordinary expenses.

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Leuthold Funds
Series of Managed Portfolio Series

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports and Form N-CSR, when available, will provide additional information about the Funds’ investments. The annual reports contain a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ prior fiscal period.

You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 1-800-273-6886, by visiting the Funds’ website at https://funds.leutholdgroup.com or by writing to:

Leuthold Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You can review and copy information, including the Funds’ reports and SAI:

•Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or

•For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-22525).